Exhibit 99.9

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Supplement to the Estimates

Fiscal Year Ending March 31, 2026

British Columbia Cataloguing in Publication Data

British Columbia.

Estimates, fiscal year ending March 31. —1983 —

Annual

Continues: British Columbia. Ministry of Finance.

Estimates of revenue and expenditure. ISSN 0707-3046

Vols. For 1983 - have suppl.

Imprint varies: Ministry of Finance, 1983-1987: Ministry Of Finance and Corporate Relations, 1988-June 2001: Ministry of Finance, June 2001-

Also available on the Internet.

ISSN 0712-4597 = Estimates — Province of British Columbia

1.	British Columbia — Appropriations and expenditures - Periodicals.
2.	Budget — British Columbia - Periodicals.
3.	Revenue — British Columbia - Periodicals.
I.	British Columbia. Ministry of Finance.
II.	British Columbia. Ministry of Finance and Corporate Relations.
III.	Title.

HJ13.B742                 354.7110072'225                 C82-089032-4

TABLE OF CONTENTS

PAGE

Introduction	1

Summary Information
General Fund Operating Expenses	3
General Fund Capital Expenditures	7
Operating Expenses by Standard Object	11

Special Offices, Ministries and Other Appropriations Operating Expenses
Legislative Assembly	14
Officers of the Legislature	16
Office of the Premier	20
Ministry of Agriculture and Food	22
Ministry of Attorney General	24
Ministry of Children and Family Development	28
Ministry of Citizens’ Services	30
Ministry of Education and Child Care	32
Ministry of Emergency Management and Climate Readiness	34
Ministry of Energy and Climate Solutions	36
Ministry of Environment and Parks	38
Ministry of Finance	40
Ministry of Forests	44
Ministry of Health	46
Ministry of Housing and Municipal Affairs	48
Ministry of Indigenous Relations and Reconciliation	50
Ministry of Infrastructure	52
Ministry of Jobs, Economic Development and Innovation	54
Ministry of Labour	56
Ministry of Mining and Critical Minerals	58
Ministry of Post-Secondary Education and Future Skills	60
Ministry of Public Safety and Solicitor General	62
Ministry of Social Development and Poverty Reduction	64
Ministry of Tourism, Arts, Culture and Sport	66
Ministry of Transportation and Transit	68
Ministry of Water, Land and Resource Stewardship	70
Management of Public Funds and Debt	72
Other Appropriations	74

Explanatory Notes on the Group Account Classifications	83

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INTRODUCTION

GENERAL FUND OPERATING EXPENSES

This publication provides summary and detailed General Fund expenses for special offices, ministries, and other appropriations. Expenses are classified by group accounts. These group accounts represent broad categories of expenses (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries, and External Recoveries). Each group account is composed of several specific components of expenses referred to as standard objects of expense.

The data is presented in a series of columns. The first column provides the total comparable expense for 2024/25. Each column thereafter provides 2025/26 expense detail by standard object of expense. Columns are headed by a numerical code, which relates to a specific standard object of expense. Subtotal columns are also presented to parallel the group account classification totals found in the 2025/26 Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

GENERAL FUND CAPITAL EXPENDITURES

This publication also provides details for capital expenditures by special office, ministry, and other appropriation. Capital expenditures are presented based on the category of assets acquired. The amortization of the cost of assets is an operating expense (standard object 73).

STANDARD OBJECTS OF EXPENSE

A descriptive listing of the standard objects is provided below. Expenses by sub-vote, by group account, and by standard object of expense are presented in this document for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries, and agencies within other appropriations may reallocate funds within a vote or special account during the year. The Supplement to the Estimates can also be found on the Government of British Columbia’s budget website: https://www.bcbudget.gov.bc.ca/.

Salaries and Benefits		Government Transfers
50	Base Salaries	77	Transfers – Grants
51	Supplementary Salary Costs	79	Transfers – Entitlements
52	Employee Benefits	80	Transfers – Shared Cost Arrangements
54	Legislative Salaries and Indemnities
		Other Expenses
Operating Costs		81	Transfers Between Votes and Special Accounts
55	Boards, Commissions and Courts – Fees and Expenses	83	Interest on the Public Debt
57	Public Servant Travel	85	Other Expenses
59	Centralized Management Support Services
60	Professional Services	Internal Recoveries
63	Information Systems – Operating	86	Recoveries Between Votes and Special Accounts
65	Office and Business Expenses	88	Recoveries Within the Consolidated Revenue Fund
67	Informational Advertising and Publications
68	Statutory Advertising and Publications	External Recoveries
69	Utilities, Materials and Supplies	89	Recoveries Within the Government Reporting Entity
70	Operating Equipment and Vehicles	90	Recoveries External to the Government Reporting Entity
72	Non-Capital Roads and Bridges
73	Amortization
75	Building Occupancy Charges

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GENERAL FUND OPERATING EXPENSES ($000)

		Total							Total
		2024/25	Salaries						2025/26
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Legislative Assembly
1	Legislative Assembly	129,660	72,756	29,039	—	38,244	(150)	(1,037)	138,852
Officers of the Legislature
2	Auditor General	26,356	19,250	7,653	70	8	—	—	26,981
3	Conflict of Interest Commissioner	899	687	206	—	—	—	—	893
4	Elections BC	94,749	10,236	4,563	—	3	—	—	14,802
5	Human Rights Commissioner	7,668	4,664	2,171	100	736	(1)	(2)	7,668
6	Information and Privacy Commissioner	11,011	7,691	2,270	—	975	(1)	(2)	10,933
7	Merit Commissioner	1,667	966	567	—	164	—	—	1,697
8	Ombudsperson	15,081	14,219	2,951	—	—	(1,837)	(1)	15,332
9	Police Complaint Commissioner	8,296	5,785	2,384	—	698	—	(1)	8,866
10	Representative for Children and Youth	12,829	10,316	3,213	155	1	(1,080)	(2)	12,603
	Total	178,556	73,814	25,978	325	2,585	(2,919)	(8)	99,775
Office of the Premier
11	Office of the Premier	17,377	15,717	2,611	1,068	556	(797)	(705)	18,450
Ministry of Agriculture and Food
12	Ministry Operations	95,004	37,958	12,509	51,048	22,036	(8)	(24,423)	99,120
13	Agricultural Land Commission	5,453	4,307	1,201	—	3	(1)	(2)	5,508
	Statutory Appropriations	41,679	—	1,500	—	53,710	—	(1)	55,209
	Less: Transfer from Ministry Operations Vote	(12,000)	—	—	—	(16,860)	—	—	(16,860)
	Total	130,136	42,265	15,210	51,048	58,889	(9)	(24,426)	142,977
Ministry of Attorney General
14	Ministry Operations	729,517	564,657	132,152	195,015	16,156	(123,191)	(34,535)	750,254
15	Judiciary	110,671	98,012	14,565	12	52	(2)	(1)	112,638
16	Crown Proceeding Act	24,500	—	—	—	24,500	—	—	24,500
17	Independent Investigations Office	12,428	10,219	2,416	—	20	(1)	(2)	12,652
	Statutory Appropriations	12,394	34,524	7,526	—	452	—	(30,050)	12,452
	Less: Transfer from Ministry Operations Vote	(12,394)	—	—	—	(12,452)	—	—	(12,452)
	Total	877,116	707,412	156,659	195,027	28,728	(123,194)	(64,588)	900,044
Ministry of Children and Family Development
18	Ministry Operations	2,121,197	499,420	70,203	1,989,120	29,980	(46,144)	(99,743)	2,442,836
Ministry of Citizens' Services
19	Ministry Operations	705,319	212,487	727,171	20,000	118,636	(182,267)	(190,672)	705,355
Ministry of Education and Child Care									9,788,522
20	Ministry Operations	9,549,101	110,365	45,869	10,808,728	4,111	(647)	(1,179,904)
	Statutory Appropriations	38,601	6,081	2,904	30,000	98	—	—	39,083
	Total	9,587,702	116,446	48,773	10,838,728	4,209	(647)	(1,179,904)	9,827,605
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	78,825	40,355	11,165	48,178	32	(529)	(10,494)	88,707
22	Emergency and Disaster Management Act	36,420	—	23,700	12,721	1	(1)	(1)	36,420
	Total	115,245	40,355	34,865	60,899	33	(530)	(10,495)	125,127

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2024/25	Salaries						2025/26
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Energy and Climate Solutions
23	Ministry Operations	89,724	39,920	29,960	28,150	1,880	(3,311)	(5,768)	90,831
	Statutory Appropriations	20,143	607	26	20,637	—	(2)	(4)	21,264
	Total	109,867	40,527	29,986	48,787	1,880	(3,313)	(5,772)	112,095
Ministry of Environment and Parks
24	Ministry Operations	161,259	105,018	68,132	5,150	14,072	(27,389)	(2,573)	162,410
25	Environmental Assessment Office	17,074	12,281	2,290	3,550	124	(1)	(901)	17,343
	Statutory Appropriations	39,124	4,133	7,400	1,500	29,190	—	(500)	41,723
	Total	217,457	121,432	77,822	10,200	43,386	(27,390)	(3,974)	221,476
Ministry of Finance
26	Ministry Operations	413,239	186,538	83,429	210,832	120,319	(23,370)	(150,798)	426,950
27	Government Communications and Public Engagement	31,660	26,349	6,904	—	61	(600)	(261)	32,453
28	BC Public Service Agency	70,491	45,972	37,547	—	9,060	(16,687)	(4,020)	71,872
29	Benefits and Other Employment Costs	1	863,249	6,422	350	50,631	(830,921)	(89,730)	1
	Statutory Appropriations	1,209,646	81,567	8,300	970,144	66,383	(48,771)	(24,605)	1,053,018
	Less: Transfer from Ministry Operations Vote	(53,999)	—	—	—	(50,430)	—	—	(50,430)
	Total	1,671,038	1,203,675	142,602	1,181,326	196,024	(920,349)	(269,414)	1,533,864
Ministry of Forests
30	Ministry Operations	408,089	197,871	148,868	42,701	48,810	(16,774)	(8,892)	412,584
31	Fire Management	232,736	119,704	127,353	9,920	62	(1,801)	(17,191)	238,047
	Statutory Appropriations	203,941	39,257	131,252	800	99,745	(29,881)	(1,026)	240,147
	Total	844,766	356,832	407,473	53,421	148,617	(48,456)	(27,109)	890,778
Ministry of Health
32	Ministry Operations	32,737,809	231,973	263,922	35,972,706	8,980	(175,038)	(1,305,615)	34,996,928
	Statutory Appropriations	147,250	—	—	—	147,250	—	—	147,250
	Total	32,885,059	231,973	263,922	35,972,706	156,230	(175,038)	(1,305,615)	35,144,178
Ministry of Housing and Municipal Affairs
33	Ministry Operations	1,264,242	62,557	24,817	1,640,844	279	(15,120)	(199,402)	1,513,975
	Statutory Appropriations	27,766	—	—	12,884	15,112	—	—	27,996
	Total	1,292,008	62,557	24,817	1,653,728	15,391	(15,120)	(199,402)	1,541,971
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	59,002	32,950	8,237	31,636	2,473	(154)	(8)	75,134
35	Treaty and Other Agreements Funding	94,704	—	—	477,656	—	(1)	(372,451)	105,204
36	Declaration Act Secretariat	4,567	2,754	1,353	—	470	(1)	(2)	4,574
	Statutory Appropriations	1,823	—	—	2,046	—	—	—	2,046
	Total	160,096	35,704	9,590	511,338	2,943	(156)	(372,461)	186,958
Ministry of Infrastructure
37	Ministry Operations	46,277	16,531	4,593	33,752	465	(3)	(6)	55,332
Ministry of Jobs, Economic Development and Innovation
38	Ministry Operations	115,146	43,692	19,174	54,678	188	(1,493)	(16)	116,223
	Statutory Appropriations	500	—	—	500	—	—	—	500
	Total	115,646	43,692	19,174	55,178	188	(1,493)	(16)	116,723

GENERAL FUND OPERATING EXPENSES ($000) continued

		Total							Total
		2024/25	Salaries						2025/26
		Operating	and	Operating	Government	Other	Internal	External	Operating
Vote and Statutory Appropriations		Expenses	Benefits	Costs	Transfers	Expenses	Recoveries	Recoveries	Expenses
Ministry of Labour
39	Ministry Operations	25,407	53,085	14,218	90	456	(5)	(41,858)	25,986
Ministry of Mining and Critical Minerals
40	Ministry Operations	59,596	45,291	16,364	275	2,145	(4)	(3,059)	61,012
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	3,403,866	69,669	20,439	3,607,288	3,121	(61,496)	(123,153)	3,515,868
Ministry of Public Safety and Solicitor General
42	Ministry Operations	1,067,906	391,787	73,313	752,472	8,176	(17,177)	(86,611)	1,121,960
	Statutory Appropriations	15,222	1,051	4,135	12,476	12,104	—	(14,544)	15,222
	Total	1,083,128	392,838	77,448	764,948	20,280	(17,177)	(101,155)	1,137,182
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	5,175,972	203,917	62,634	5,808,231	20,581	(31,088)	(317,159)	5,747,116
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	183,527	21,813	2,977	306,526	25	(6)	(145,287)	186,048
	Statutory Appropriations	5,430	—	—	5,428	2	—	—	5,430
	Total	188,957	21,813	2,977	311,954	27	(6)	(145,287)	191,478
Ministry of Transportation and Transit
45	Ministry Operations	1,135,439	189,552	6,101,061	671,594	1,263	(13,992)	(5,757,662)	1,191,816
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	218,949	192,786	61,410	25,379	51,790	(45,774)	(64,773)	220,818
	Statutory Appropriations	500	—	—	97,181	500	—	(97,181)	500
	Total	219,449	192,786	61,410	122,560	52,290	(45,774)	(161,954)	221,318
Management of Public Funds and Debt
47	Management of Public Funds and Debt	1,976,474	—	—	—	4,910,219	—	(2,148,099)	2,762,120
Other Appropriations
48	Contingencies	3,885,000	—	—	—	4,000,001	—	(1)	4,000,000
49	Capital Funding	6,665,197	—	—	7,258,544	7	—	(7)	7,258,544
50	Commissions on Collection of Public Funds	1	—	—	—	91,771	—	(91,770)	1
51	Allowances for Doubtful Revenue Accounts	1	—	—	—	107,979	—	(107,978)	1
52	Tax Transfers	3,492,000	—	—	3,408,000	—	—	—	3,408,000
53	Forest Practices Board	3,991	2,776	1,386	—	3	(1)	(2)	4,162
	Total	14,046,190	2,776	1,386	10,666,544	4,199,761	(1)	(199,758)	14,670,708
	Overall Total	78,519,000	5,065,322	8,448,425	74,630,135	10,057,127	(1,717,518)	(12,754,491)	83,729,000
	Adjusted Totals[1]		4,205,259	8,224,951	74,523,243	9,530,038	—	(12,754,491)

1 Amounts are net of adjustments to eliminate double counting. See page 11.

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GENERAL FUND CAPITAL EXPENDITURES ($000)

Vote and Statutory Appropriations		Total 2024/25 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2025/26 Capital Expenditures
Legislative Assembly
1	Legislative Assembly	14,207	—	—	4,750	4,155	367	—	1,460	—	—	10,732
Officers of the Legislature
2	Auditor General	263	—	—	—	—	30	—	350	70	—	450
3	Conflict of Interest Commissioner	25	—	—	—	—	10	—	—	—	—	10
4	Elections BC	92	—	—	—	—	—	—	—	—	—	—
5	Human Rights Commissioner	35	—	—	—	—	5	—	30	—	—	35
6	Information and Privacy Commissioner	105	—	—	—	—	10	—	88	—	—	98
7	Merit Commissioner	39	—	—	—	—	4	—	8	—	—	12
8	Ombudsperson	102	—	—	—	—	15	—	148	—	—	163
9	Police Complaint Commissioner	789	—	—	—	—	17	—	58	—	—	75
10	Representative for Children and Youth	68	—	—	—	—	5	—	45	—	—	50
	Total	1,518	—	—	—	—	96	—	727	70	—	893
Office of the Premier
11	Office of the Premier	3	—	—	—	—	3	—	—	—	—	3
Ministry of Agriculture and Food
12	Ministry Operations	853	—	—	—	300	3	550	—	—	—	853
13	Agricultural Land Commission	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	853	—	—	—	300	3	550	—	—	—	853
Ministry of Attorney General
14	Ministry Operations	8,935	—	—	—	6,103	24	1,679	952	—	—	8,758
15	Judiciary	819	—	—	—	—	30	—	740	—	—	770
16	Crown Proceeding Act	—	—	—	—	—	—	—	—	—	—	—
17	Independent Investigations Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	363	—	—	—	—	—	—	363	—	—	363
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	10,117	—	—	—	6,103	54	1,679	2,055	—	—	9,891
Ministry of Children and Family Development
18	Ministry Operations	2,230	—	—	—	202	28	2,000	—	—	—	2,230
Ministry of Citizens' Services
19	Ministry Operations	337,706	—	—	131,822	150	510	200	162,318	34,287	—	329,287
Ministry of Education and Child Care
20	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Emergency Management and Climate Readiness
21	Ministry Operations	548	—	—	—	—	3	50	—	—	—	53
22	Emergency and Disaster Management Act	—	—	—	—	—	—	—	—	—	—	—
	Total	548	—	—	—	—	3	50	—	—	—	53

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2024/25 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2025/26 Capital Expenditures
Ministry of Energy and Climate Solutions
23	Ministry Operations	1	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	1	—	—	—	—	3	—	—	—	—	3
Ministry of Environment and Parks
24	Ministry Operations	44,686	2,000	26,614	—	2,092	10	1,840	—	—	—	32,556
25	Environmental Assessment Office	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	400	—	300	—	100	—	—	—	—	—	400
	Total	45,086	2,000	26,914	—	2,192	10	1,840	—	—	—	32,956
Ministry of Finance
26	Ministry Operations	341	—	—	—	—	10	160	130	—	—	300
27	Government Communications and Public Engagement	—	—	—	—	—	—	—	—	—	—	—
28	BC Public Service Agency	10	—	—	—	10	—	—	—	—	—	10
29	Benefits and Other Employment Costs	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Less: Transfer from Ministry Operations Vote	—	—	—	—	—	—	—	—	—	—	—
	Total	351	—	—	—	10	10	160	130	—	—	310
Ministry of Forests
30	Ministry Operations	55,448	—	837	26,875	543	18	6,330	—	—	20,300	54,903
31	Fire Management	16,000	—	—	2,000	7,762	—	5,000	—	—	—	14,762
	Statutory Appropriations	54,095	—	—	—	650	—	—	350	—	47,843	48,843
	Total	125,543	—	837	28,875	8,955	18	11,330	350	—	68,143	118,508
Ministry of Health
32	Ministry Operations	30	—	—	—	—	30	—	—	—	—	30
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	30	—	—	—	—	30	—	—	—	—	30
Ministry of Housing and Municipal Affairs
33	Ministry Operations	5	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	4,833	—	1,813	—	—	—	—	—	—	—	1,813
	Total	4,838	—	1,813	—	—	3	—	—	—	—	1,816
Ministry of Indigenous Relations and Reconciliation
34	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
35	Treaty and Other Agreements Funding	—	—	—	—	—	—	—	—	—	—	—
36	Declaration Act Secretariat	—	—	—	—	—	—	—	—	—	—	—
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Infrastructure
37	Ministry Operations	54,352	—	—	34,500	—	3	—	—	—	—	34,503
Ministry of Jobs, Economic Development and Innovation
38	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3

GENERAL FUND CAPITAL EXPENDITURES ($000) continued

Vote and Statutory Appropriations		Total 2024/25 Capital Expenditures	Land	Land Improvements	Buildings	Specialized Equipment	Office Furniture and Equipment	Vehicles	Information Systems	Tenant Improvements	Roads, Bridges and Ferries	Total 2025/26 Capital Expenditures
Ministry of Labour
39	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
Ministry of Mining and Critical Minerals
40	Ministry Operations	545	—	—	—	195	3	350	—	—	—	548
Ministry of Post-Secondary Education and Future Skills
41	Ministry Operations	504	—	—	—	—	4	—	500	—	—	504
Ministry of Public Safety and Solicitor General
42	Ministry Operations	2,997	—	—	—	3,749	17	935	—	—	—	4,701
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	2,997	—	—	—	3,749	17	935	—	—	—	4,701
Ministry of Social Development and Poverty Reduction
43	Ministry Operations	2,124	—	—	—	—	114	350	1,390	—	—	1,854
Ministry of Tourism, Arts, Culture and Sport
44	Ministry Operations	3	—	—	—	—	3	—	—	—	—	3
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	—	—	—	—	3
Ministry of Transportation and Transit
45	Ministry Operations	3,473	—	—	—	625	10	2,500	—	—	—	3,135
Ministry of Water, Land and Resource Stewardship
46	Ministry Operations	3	—	—	—	—	3	330	—	—	—	333
	Statutory Appropriations	—	—	—	—	—	—	—	—	—	—	—
	Total	3	—	—	—	—	3	330	—	—	—	333
Management of Public Funds and Debt
47	Management of Public Funds and Debt	—	—	—	—	—	—	—	—	—	—	—
Other Appropriations
48	Contingencies	100,000	—	—	—	—	—	—	100,000	—	—	100,000
49	Capital Funding	—	—	—	—	—	—	—	—	—	—	—
50	Commissions on Collection of Public Funds	—	—	—	—	—	—	—	—	—	—	—
51	Allowances for Doubtful Revenue Accounts	—	—	—	—	—	—	—	—	—	—	—
52	Tax Transfers	—	—	—	—	—	—	—	—	—	—	—
53	Forest Practices Board	—	—	—	—	—	—	—	—	—	—	—
	Total	100,000	—	—	—	—	—	—	100,000	—	—	100,000
	Overall Total	707,044	2,000	29,564	199,947	26,636	1,307	22,274	268,930	34,357	68,143	653,158

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OPERATING EXPENSES BY STANDARD OBJECT ($000)

STOB	Description	Total	Adjustments		Adjusted Total
50	Base Salaries	3,250,643	(31,826	) ¹	3,218,817
51	Supplementary Salary Costs	32,190	—		32,190
52	Employee Benefits	1,766,152	(828,237	) ²	937,915
54	Legislative Salaries and Indemnities	16,337	—		16,337
	Salaries and Benefits	5,065,322	(860,063)		4,205,259
55	Boards, Commissions and Courts - Fees and Expenses	21,491	—		21,491
57	Public Servant Travel	62,472	—		62,472
59	Centralized Management Support Services	99,447	(99,447	) ³	—
60	Professional Services	1,408,469	(14,274	) ⁴	1,394,195
63	Information Systems - Operating	591,541	(68,996	) ⁴	522,545
65	Office and Business Expenses	117,930	(16,407	) ⁴	101,523
67	Informational Advertising and Publications	13,305	—		13,305
68	Statutory Advertising and Publications	1,569	—		1,569
69	Utilities, Materials and Supplies	1,579,622	—		1,579,622
70	Operating Equipment and Vehicles	140,697	—		140,697
72	Non-Capital Roads and Bridges	3,726,088	—		3,726,088
73	Amortization	318,476	—		318,476
75	Building Occupancy Charges	367,318	(24,350	) ⁴	342,968
	Operating Costs	8,448,425	(223,474)		8,224,951
77	Transfers - Grants	3,753,359	(2,510	) ⁴	3,750,849
79	Transfers - Entitlements	42,990,652	—		42,990,652
80	Transfers - Shared Cost Arrangements	27,886,124	(104,382	) ⁴	27,781,742
	Government Transfers	74,630,135	(106,892)		74,523,243
81	Transfers Between Votes and Special Accounts	258,759	(258,759	) ⁵	—
83	Interest on the Public Debt	2,746,917	—		2,746,917
85	Other Expenses	7,051,451	(268,330	) ⁴	6,783,121
	Other Expenses	10,057,127	(527,089)		9,530,038
86	Recoveries Between Votes and Special Accounts	(258,759)	258,759	⁵	—
88	Recoveries Within the Consolidated Revenue Fund	(1,458,759)	1,458,759	⁶	—
	Internal Recoveries	(1,717,518)	1,717,518		—
89	Recoveries Within the Government Reporting Entity	(6,691,828)	—		(6,691,828)
90	Recoveries External to the Government Reporting Entity	(6,062,663)	—		(6,062,663)
	External Recoveries	(12,754,491)	—		(12,754,491)
	Net Operating Expenses	83,729,000	—		83,729,000

[1]	Recoveries between ministries for base salaries.
[2]	Recoveries from ministries by the BC Public Service Agency and between ministries for employee benefits.
[3]	Recoveries from ministries by the Office of the Premier and Attorney General for centrally managed services such as legal services.
[4]	Recoveries between ministries for centralized services such as banking charges, workplace and technology services, professional services, grants, shared cost arrangements, or other corporate services.
[5]	Transfers between votes and special accounts.
[6]	Recoveries for costs referred to in Notes 1, 2, 3, and 4.

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SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS

OPERATING EXPENSES

LEGISLATIVE ASSEMBLY

($000)

VOTE 1 Legislative Assembly

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Legislative Assembly	129,660	40,077	435	20,448	11,796	72,756	—	545	—	8,912	4,507	3,217	474	217	3,396
Caucus Operations	10,300	8,074	—	2,090	—	10,164	—	—	—	—	—	987	—
Constituency Operations	35,557	—	—	3,499	—	3,499	—	—	—	735	1,930	365	—	—	—
Members' Remuneration	25,299	—	—	7,010	11,481	18,491	—	—	—	—	—	—	—	—	—
Independent Respectful Workplace Office	250	—	—	—	—	—	—	—	—	250	—	—	—	—	—
Parliamentary Operations	1,372	207	15	41	—	263	—	148	—	300	3	323	460	217	—
Legislative Assembly Administration	53,395	31,796	347	7,522	315	39,980	—	397	—	7,367	2,430	1,469	12	—	3,396
General Centralized and Accounting	3,487	—	73	286	—	359	—	—	—	260	144	73	2	—	—

Total	129,660	40,077	435	20,448	11,796	72,756	—	545	—	8,912	4,507	3,217	474	217	3,396

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
69	—	7,237	465	29,039	—	—	—	—	—	—	38,244	38,244	—	(150)	(150)	(1)	(1,036)	(1,037)	138,852
—	—	—	—	987	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,151
—	—	—	—	3,030	—	—	—	—	—	—	30,674	30,674	—	—	—	—	—	—	37,203
—	—	—	—	—	—	—	—	—	—	—	4,754	4,754	—	—	—	—	—	—	23,245
—	—	—	—	250	—	—	—	—	—	—	—	—	—	—	—	—	—	—	250
—	—	—	—	1,451	—	—	—	—	—	—	970	970	—	—	—	—	—	—	2,684
69	—	—	465	15,605	—	—	—	—	—	—	596	596	—	(150)	(150)	(1)	(1,036)	(1,037)	54,994
—	—	7,237	—	7,716	—	—	—	—	—	—	1,250	1,250	—	—	—	—	—	—	9,325

69	—	7,237	465	29,039	—	—	—	—	—	—	38,244	38,244	—	(150)	(150)	(1)	(1,036)	(1,037)	138,852

OFFICERS OF THE LEGISLATURE

($000)

VOTE 2 Auditor General

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Auditor General	26,356	14,017	110	4,773	350	19,250	—	380	—	1,600	2,573	520	10	—	—

Total	26,356	14,017	110	4,773	350	19,250	—	380	—	1,600	2,573	520	10	—	—

VOTE 3 Conflict of Interest Commissioner

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Conflict of Interest Commissioner	899	279	—	139	269	687	—	35	—	55	11	20	—	1	1

Total	899	279	—	139	269	687	—	35	—	55	11	20	—	1	1

VOTE 4 Elections BC

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Elections BC	94,749	7,795	—	2,118	323	10,236	—	95	—	811	1,110	377	—	—	54

Total	94,749	7,795	—	2,118	323	10,236	—	95	—	811	1,110	377	—	—	54

VOTE 5 Human Rights Commissioner

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Human Rights Commissioner	7,668	3,330	103	933	298	4,664	—	180	—	610	367	219	100	—	1

Total	7,668	3,330	103	933	298	4,664	—	180	—	610	367	219	100	—	1

VOTE 6 Information and Privacy Commissioner

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Information and Privacy Commissioner	11,011	5,793	—	1,574	324	7,691	—	97	—	442	442	196	—	13	35

Total	11,011	5,793	—	1,574	324	7,691	—	97	—	442	442	196	—	13	35

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
20	—	730	1,820	7,653	70	—	—	70	—	—	8	8	—	—	—	—	—	—	26,981

20	—	730	1,820	7,653	70	—	—	70	—	—	8	8	—	—	—	—	—	—	26,981

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	2	81	206	—	—	—	—	—	—	—	—	—	—	—	—	—	—	893

—	—	2	81	206	—	—	—	—	—	—	—	—	—	—	—	—	—	—	893

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	263	1,848	4,563	—	—	—	—	—	—	3	3	—	—	—	—	—	—	14,802

5	—	263	1,848	4,563	—	—	—	—	—	—	3	3	—	—	—	—	—	—	14,802

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	159	535	2,171	100	—	—	100	—	—	736	736	—	(1)	(1)	(1)	(1)	(2)	7,668

—	—	159	535	2,171	100	—	—	100	—	—	736	736	—	(1)	(1)	(1)	(1)	(2)	7,668

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	210	835	2,270	—	—	—	—	—	—	975	975	—	(1)	(1)	(1)	(1)	(2)	10,933

—	—	210	835	2,270	—	—	—	—	—	—	975	975	—	(1)	(1)	(1)	(1)	(2)	10,933

OFFICERS OF THE LEGISLATURE

($000)

VOTE 7 Merit Commissioner

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Merit Commissioner	1,667	680	—	206	80	966	—	17	—	176	67	17	8	12	6

Total	1,667	680	—	206	80	966	—	17	—	176	67	17	8	12	6

VOTE 8 Ombudsperson

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Ombudsperson	15,081	10,872	108	2,915	324	14,219	—	101	—	384	636	357	69	3	42

Total	15,081	10,872	108	2,915	324	14,219	—	101	—	384	636	357	69	3	42

VOTE 9 Police Complaint Commissioner

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Police Complaint Commissioner	8,296	4,263	15	1,183	324	5,785	—	82	—	840	291	88	20	18	12

Total	8,296	4,263	15	1,183	324	5,785	—	82	—	840	291	88	20	18	12

VOTE 10 Representative for Children and Youth

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Representative for Children and Youth	12,829	7,791	162	2,040	323	10,316	—	373	—	473	696	405	—	—	5

Total	12,829	7,791	162	2,040	323	10,316	—	373	—	473	696	405	—	—	5

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	64	200	567	—	—	—	—	—	—	164	164	—	—	—	—	—	—	1,697

—	—	64	200	567	—	—	—	—	—	—	164	164	—	—	—	—	—	—	1,697

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	178	1,181	2,951	—	—	—	—	—	—	—	—	—	(1,837)	(1,837)	—	(1)	(1)	15,332

—	—	178	1,181	2,951	—	—	—	—	—	—	—	—	—	(1,837)	(1,837)	—	(1)	(1)	15,332

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	351	682	2,384	—	—	—	—	—	—	698	698	—	—	—	—	(1)	(1)	8,866

—	—	351	682	2,384	—	—	—	—	—	—	698	698	—	—	—	—	(1)	(1)	8,866

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	55	1,206	3,213	150	—	5	155	—	—	1	1	—	(1,080)	(1,080)	(1)	(1)	(2)	12,603

—	—	55	1,206	3,213	150	—	5	155	—	—	1	1	—	(1,080)	(1,080)	(1)	(1)	(2)	12,603

OFFICE OF THE PREMIER

($000)

VOTE 11 Office of the Premier

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Intergovernmental Relations Secretariat	4,838	3,555	9	911	—	4,475	—	160	9	37	102	788	—	—	1
Cabinet Operations	2,421	1,645	2	418	—	2,065	—	25	22	1	60	94	—	—	1
Executive and Support Services	10,118	7,100	28	1,899	150	9,177	—	626	122	150	122	137	—	—	5
Premier's Office	5,932	4,341	5	1,164	150	5,660	—	499	—	100	67	59	—	—	—
Deputy Minister's Office	4,186	2,759	23	735	—	3,517	—	127	122	50	55	78	—	—	5

Total	17,377	12,300	39	3,228	150	15,717	—	811	153	188	284	1,019	—	—	7

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
20	—	—	11	1,128	700	—	366	1,066	—	—	18	18	—	(795)	(795)	(1)	(700)	(701)	5,191
1	—	79	1	284	1	—	—	1	—	—	118	118	—	(1)	(1)	(1)	(1)	(2)	2,465
25	—	7	5	1,199	1	—	—	1	—	—	420	420	—	(1)	(1)	(1)	(1)	(2)	10,794
1	—	2	—	728	—	—	—	—	—	—	146	146	—	—	—	—	—	—	6,534
24	—	5	5	471	1	—	—	1	—	—	274	274	—	(1)	(1)	(1)	(1)	(2)	4,260

46	—	86	17	2,611	702	—	366	1,068	—	—	556	556	—	(797)	(797)	(3)	(702)	(705)	18,450

MINISTRY OF AGRICULTURE AND FOOD

($000)

VOTE 12 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Science, Policy and Inspection	18,064	12,566	22	3,192	—	15,780	—	380	—	2,413	92	621	—	—	697
Agriculture Resources	68,425	15,921	79	4,075	—	20,075	—	363	—	1,610	1,054	351	840	—	92
BC Farm Industry Review Board	1,457	585	—	148	—	733	377	30	—	299	4	30	—	—	—
Executive and Support Services	7,058	1,004	—	288	78	1,370	—	137	452	71	644	489	—	—	—
Minister's Office	729	412	—	137	78	627	—	87	—	—	10	22	—	—	—
Corporate Services	6,329	592	—	151	—	743	—	50	452	71	634	467	—	—	—

Total	95,004	30,076	101	7,703	78	37,958	377	910	452	4,393	1,794	1,491	840	—	789

VOTE 13 Agricultural Land Commission

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Agricultural Land Commission	5,453	3,435	—	872	—	4,307	414	60	28	392	140	69	—	21	26

Total	5,453	3,435	—	872	—	4,307	414	60	28	392	140	69	—	21	26

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Production Insurance Account	41,679	—	—	—	—	—	—	—	—	1,500	—	—	—	—	—

Total	41,679	—	—	—	—	—	—	—	—	1,500	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
248	—	523	—	4,974	—	—	11,402	11,402	—	—	25	25	—	(3)	(3)	(4)	(13,863)	(13,867)	18,311
76	—	57	—	4,443	16,903	—	22,743	39,646	16,860	—	1,736	18,596	—	(3)	(3)	(3)	(10,549)	(10,552)	72,205
—	—	1	—	741	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	1,473
264	—	121	173	2,351	—	—	—	—	—	—	3,413	3,413	—	(1)	(1)	(1)	(1)	(2)	7,131
—	—	—	—	119	—	—	—	—	—	—	—	—	—	—	—	—	—	—	746
264	—	121	173	2,232	—	—	—	—	—	—	3,413	3,413	—	(1)	(1)	(1)	(1)	(2)	6,385

588	—	702	173	12,509	16,903	—	34,145	51,048	16,860	—	5,176	22,036	—	(8)	(8)	(9)	(24,414)	(24,423)	99,120

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,508

5	—	41	5	1,201	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	5,508

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	1,500	—	—	—	—	—	—	53,710	53,710	—	—	—	—	(1)	(1)	55,209

—	—	—	—	1,500	—	—	—	—	—	—	53,710	53,710	—	—	—	—	(1)	(1)	55,209

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 14 Ministry Operations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Justice Services	197,700	29,243	—	7,428	—	36,671	3	289	66	876	313	366	30	—	—
Indigenous Justice Secretariat	22,363	1,130	—	287	—	1,417	—	17	—	—	3	13	—	—	—
Prosecution Services	212,499	158,105	548	40,159	—	198,812	2,056	1,436	363	8,238	462	3,020	—	—	441
Court Services	156,067	110,906	1,033	28,365	—	140,304	2,893	1,699	83	2,893	3,285	3,525	—	—	1,780
Legal Services	40,682	85,033	1,084	21,992	—	108,109	20	856	—	47,745	1,729	1,736	—	51	—
Agencies, Boards, Commissions and Other Tribunals	52,506	41,829	468	11,417	—	53,714	5,392	506	—	4,742	1,752	1,466	42	28	5
Agencies, Boards, Commissions and Other Tribunals	52,505	29,538	93	7,535	—	37,166	5,047	409	—	2,030	1,383	941	30	23	5
British Columbia Utilities Commission	1	12,291	375	3,882	—	16,548	345	97	—	2,712	369	525	12	5	—
Multiculturalism and Anti-Racism	6,804	2,010	—	511	—	2,521	35	43	2	55	24	183	—	—	—
Executive and Support Services	40,896	18,318	28	4,685	78	23,109	—	178	60	333	11,041	239	—	12	8
Minister's Office	891	445	—	145	78	668	—	81	—	—	10	22	—	—	3
Corporate Services	40,005	17,873	28	4,540	—	22,441	—	97	60	333	11,031	217	—	12	5

Total	729,517	446,574	3,161	114,844	78	564,657	10,399	5,024	574	64,882	18,609	10,548	72	91	2,234

VOTE 15 Judiciary

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Judiciary	110,671	77,928	130	19,954	—	98,012	5,272	2,116	29	524	2,936	2,147	—	—	135
Superior Courts	24,002	17,124	80	4,350	—	21,554	1	195	—	250	2,038	839	—	—	26
Provincial Courts	86,669	60,804	50	15,604	—	76,458	5,271	1,921	29	274	898	1,308	—	—	109

Total	110,671	77,928	130	19,954	—	98,012	5,272	2,116	29	524	2,936	2,147	—	—	135

VOTE 16 Crown Proceeding Act

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Crown Proceeding Act	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	24,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	56	1	2,064	2,516	—	167,496	170,012	—	—	110	110	—	(1)	(1)	(10)	(2,392)	(2,402)	206,454
—	—	—	—	33	—	—	20,737	20,737	—	—	1	1	—	(90)	(90)	(1)	(1,764)	(1,765)	20,333
88	—	64	300	16,468	—	—	—	—	—	—	1,236	1,236	(1,688)	(1)	(1,689)	—	(1)	(1)	214,826
2,380	—	2,077	2,057	22,672	—	—	—	—	—	—	1,089	1,089	—	(1)	(1)	(1)	(2,852)	(2,853)	161,211
—	—	3	167	52,307	—	—	—	—	—	—	760	760	—	(117,592)	(117,592)	(290)	(10)	(300)	43,284
—	—	250	1,423	15,606	500	—	—	500	12,452	—	40	12,492	—	(3)	(3)	(1,278)	(25,932)	(27,210)	55,099
—	—	—	21	9,889	—	—	—	—	12,452	—	40	12,492	—	(3)	(3)	(1,278)	(3,168)	(4,446)	55,098
—	—	250	1,402	5,717	500	—	—	500	—	—	—	—	—	—	—	—	(22,764)	(22,764)	1
—	—	—	—	342	3,226	—	540	3,766	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	6,628
—	—	10,143	646	22,660	—	—	—	—	—	—	466	466	—	(3,814)	(3,814)	(1)	(1)	(2)	42,419
—	—	—	—	116	—	—	—	—	—	—	—	—	—	—	—	—	—	—	784
—	—	10,143	646	22,544	—	—	—	—	—	—	466	466	—	(3,814)	(3,814)	(1)	(1)	(2)	41,635

2,532	—	12,593	4,594	132,152	6,242	—	188,773	195,015	12,452	—	3,704	16,156	(1,688)	(121,503)	(123,191)	(1,582)	(32,953)	(34,535)	750,254

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
64	—	1,067	275	14,565	—	—	12	12	—	—	52	52	—	(2)	(2)	—	(1)	(1)	112,638
4	—	462	—	3,815	—	—	—	—	—	—	52	52	—	(1)	(1)	—	—	—	25,420
60	—	605	275	10,750	—	—	12	12	—	—	—	—	—	(1)	(1)	—	(1)	(1)	87,218

64	—	1,067	275	14,565	—	—	12	12	—	—	52	52	—	(2)	(2)	—	(1)	(1)	112,638

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

—	—	—	—	—	—	—	—	—	—	—	24,500	24,500	—	—	—	—	—	—	24,500

MINISTRY OF ATTORNEY GENERAL

($000)

VOTE 17 Independent Investigations Office

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Independent Investigations Office	12,428	8,000	—	2,219	—	10,219	—	154	48	284	915	317	—	—	20

Total	12,428	8,000	—	2,219	—	10,219	—	154	48	284	915	317	—	—	20

Statutory Appropriations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Guardian and Trustee Operating Account	12,394	27,298	293	6,933	—	34,524	—	274	—	1,765	3,723	900	—	—	9

Total	12,394	27,298	293	6,933	—	34,524	—	274	—	1,765	3,723	900	—	—	9

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	12,652

96	—	459	123	2,416	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(1)	(2)	12,652

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	501	354	7,526	—	—	—	—	—	—	452	452	—	—	—	—	(30,050)	(30,050)	12,452

—	—	501	354	7,526	—	—	—	—	—	—	452	452	—	—	—	—	(30,050)	(30,050)	12,452

MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

($000)

VOTE 18 Ministry Operations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Early Childhood Development	45,701	2,398	11	609	—	3,018	—	70	—	112	—	—	—	—	—
Services for Children and Youth with Support Needs	590,207	23,737	132	6,028	—	29,897	—	265	—	1,100	670	294	—	—	83
Child and Youth Mental Health Services	128,213	57,734	1,015	14,735	—	73,484	—	778	—	437	222	641	—	—	357
Child Safety, Family Support and Children in Care Services	1,064,630	160,184	3,415	40,729	—	204,328	—	2,918	23,949	246	1,213	50	83	22	84
Adoption Services	40,224	9,200	23	2,344	—	11,567	—	49	—	—	—	7	—	—	—
Youth Justice Services	54,295	30,268	876	7,691	—	38,835	—	285	—	27	—	112	—	—	831
Service Delivery Support	174,142	91,673	864	23,664	—	116,201	—	3,757	4,600	6,523	6,509	6,028	—	—	—
Executive and Support Services	23,785	17,484	12	4,492	102	22,090	—	410	2	—	9	1,217	—	—	—
Minister's Office	835	593	—	193	102	888	—	80	—	—	7	19	—	—	—
Corporate Services	22,950	16,891	12	4,299	—	21,202	—	330	2	—	2	1,198	—	—	—

Total	2,121,197	392,678	6,348	100,292	102	499,420	—	8,532	28,551	8,445	8,623	8,349	83	22	1,355

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	182	—	10	43,884	43,894	—	—	1	1	—	(570)	(570)	(1)	(1)	(2)	46,523
20	—	—	—	2,432	2,000	48,607	599,010	649,617	—	—	22	22	—	(36,801)	(36,801)	(1)	(2,284)	(2,285)	642,882
152	—	—	1,032	3,619	500	130	62,098	62,728	—	—	—	—	—	(8,768)	(8,768)	(660)	(115)	(775)	130,288
8	—	—	100	28,673	1,000	98,620	1,072,272	1,171,892	—	—	633	633	—	(1)	(1)	(148)	(77,666)	(77,814)	1,327,711
—	—	—	—	56	—	144	24,374	24,518	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	36,138
131	—	—	—	1,386	500	299	32,489	33,288	—	—	1	1	—	(1)	(1)	(1)	(17,984)	(17,985)	55,524
1,853	—	1,494	1,353	32,117	500	—	1,853	2,353	—	—	29,163	29,163	—	(1)	(1)	(1)	(198)	(199)	179,634
—	—	21	79	1,738	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	24,136
—	—	—	—	106	—	—	—	—	—	—	—	—	—	—	—	—	—	—	994
—	—	21	79	1,632	—	—	830	830	—	—	160	160	—	(1)	(1)	(1)	(680)	(681)	23,142

2,164	—	1,515	2,564	70,203	4,500	147,810	1,836,810	1,989,120	—	—	29,980	29,980	—	(46,144)	(46,144)	(814)	(98,929)	(99,743)	2,442,836

MINISTRY OF CITIZENS' SERVICES

($000)

VOTE 19 Ministry Operations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Services to Citizens and Businesses	46,359	37,321	262	9,561	—	47,144	—	433	201	968	12,469	1,098	—	20	45
Service BC Operations	45,568	32,821	228	8,418	—	41,467	—	390	105	536	8,668	607	—	—	22
BC Online	790	2,286	2	581	—	2,869	—	10	85	432	2,999	109	—	—	—
BC Registry Services	1	2,214	32	562	—	2,808	—	33	11	—	802	382	—	20	23
Office of the Chief Information Officer	2,288	3,291	6	836	—	4,133	—	77	31	699	69	84	—	—	—
BC Data Service	29,757	16,965	89	4,309	—	21,363	—	98	371	2,582	7,724	354	—	—	—
Connectivity	24,167	2,742	—	697	—	3,439	—	40	62	223	430	44	—	—	—
Procurement and Supply Services	11,648	25,438	573	6,461	—	32,472	—	127	926	3,473	6,387	1,054	—	—	2,379
Real Property	378,711	18,786	34	4,771	—	23,591	—	234	286	334	177	363	—	—	24,649
Enterprise Services	176,336	36,048	163	9,591	—	45,802	—	80	916	3,183	193,013	759	—	—	—
Corporate Information and Records Management Office	25,638	20,458	44	5,196	—	25,698	—	39	768	4,425	1,594	337	—	—	—
Executive and Support Services	10,415	6,976	6	1,803	60	8,845	—	99	299	264	49	179	—	—	—
Minister's Office	703	431	—	133	60	624	—	59	—	—	10	20	—	—	—
Corporate Services	9,712	6,545	6	1,670	—	8,221	—	40	299	264	39	159	—	—	—

Total	705,319	168,025	1,177	43,225	60	212,487	—	1,227	3,860	16,151	221,912	4,272	—	20	27,073

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	3,287	251	18,772	—	—	—	—	—	—	907	907	—	(7,068)	(7,068)	(401)	(12,131)	(12,532)	47,223
—	—	2,082	9	12,419	—	—	—	—	—	—	816	816	—	(7,068)	(7,068)	(401)	(801)	(1,202)	46,432
—	—	5	237	3,877	—	—	—	—	—	—	9	9	—	—	—	—	(5,965)	(5,965)	790
—	—	1,200	5	2,476	—	—	—	—	—	—	82	82	—	—	—	—	(5,365)	(5,365)	1
—	—	—	—	960	—	—	—	—	—	—	4	4	—	(1,427)	(1,427)	(665)	(608)	(1,273)	2,397
—	—	4,250	43	15,422	—	—	—	—	—	—	12	12	—	(6,212)	(6,212)	(1)	(477)	(478)	30,107
—	—	—	—	799	—	—	20,000	20,000	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	24,235
6,403	—	341	3,954	25,044	—	—	—	—	—	—	69,398	69,398	—	(68,465)	(68,465)	(12,285)	(33,899)	(46,184)	12,265
119	—	92,672	316,390	435,224	—	—	—	—	—	—	47,102	47,102	—	(24,350)	(24,350)	(66,932)	(38,930)	(105,862)	375,705
—	—	24,740	—	222,691	—	—	—	—	—	—	304	304	—	(68,996)	(68,996)	(13,871)	(9,092)	(22,963)	176,838
—	—	155	—	7,318	—	—	—	—	—	—	45	45	—	(5,725)	(5,725)	(913)	(430)	(1,343)	25,993
7	—	44	—	941	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	10,592
—	—	2	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	715
7	—	42	—	850	—	—	—	—	—	—	864	864	—	(23)	(23)	(4)	(31)	(35)	9,877

6,529	—	125,489	320,638	727,171	—	—	20,000	20,000	—	—	118,636	118,636	—	(182,267)	(182,267)	(95,073)	(95,599)	(190,672)	705,355

MINISTRY OF EDUCATION AND CHILD CARE

($000)

VOTE 20 Ministry Operations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
Public Schools	8,000,122	—	—	—	—	—	—	—	—	—	13,847	—	—	—	—
Independent Schools	571,217	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transfers to Other Partners	58,053	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Child Care	865,255	56,062	618	14,239	—	70,919	—	710	813	588	4,916	2,716	98	—	—
Executive and Support Services	54,454	31,353	9	8,006	78	39,446	13	856	852	11,019	3,222	1,899	773	200	24
Minister's Office	1,317	648	—	197	78	923	—	70	—	—	10	20	—	—	—
Corporate Services	53,137	30,705	9	7,809	—	38,523	13	786	852	11,019	3,212	1,879	773	200	24

Total	9,549,101	87,415	627	22,245	78	110,365	13	1,566	1,665	11,607	21,985	4,615	871	200	24

Statutory Appropriations

	Total
	2024/25					Total
Description	Operating Expenses	50	51	52	54	Salaries and Benefits	55	57	59	60	63	65	67	68	69
British Columbia Training and Education Savings Program	30,001	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Teachers Act Special Account	8,600	4,849	—	1,232	—	6,081	505	30	950	51	240	684	—	—	—

Total	38,601	4,849	—	1,232	—	6,081	505	30	950	51	240	684	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	13,847	203,822	7,962,273	70,493	8,236,588	—	—	1	1	—	(1)	(1)	(22,420)	(12,278)	(34,698)	8,215,737
—	—	—	—	—	4,505	584,786	—	589,291	—	—	—	—	—	—	—	—	(200)	(200)	589,091
—	—	—	—	—	39,874	27,398	2,011	69,283	—	—	—	—	—	—	—	(350)	(5,406)	(5,756)	63,527
—	—	98	958	10,897	1,344,413	190,500	377,523	1,912,436	—	—	3,154	3,154	—	(1)	(1)	(1)	(1,131,551)	(1,131,552)	865,853
—	—	2,267	—	21,125	301	—	829	1,130	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	54,314
—	—	—	—	100	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,023
—	—	2,267	—	21,025	301	—	829	1,130	—	—	956	956	(1)	(644)	(645)	(961)	(6,737)	(7,698)	53,291

—	—	2,365	958	45,869	1,592,915	8,764,957	450,856	10,808,728	—	—	4,111	4,111	(1)	(646)	(647)	(23,732)	(1,156,172)	(1,179,904)	9,788,522

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	30,000	—	30,000	1	—	—	1	—	—	—	—	—	—	30,001
—	—	—	444	2,904	—	—	—	—	—	—	97	97	—	—	—	—	—	—	9,082

—	—	—	444	2,904	—	30,000	—	30,000	1	—	97	98	—	—	—	—	—	—	39,083

MINISTRY OF EMERGENCY MANAGEMENT AND CLIMATE READINESS

($000)

VOTE 21 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Operations	39,033	20,627	6	5,239	—	25,872	—	587	1	2,519	—	310	—	—	115
Climate Readiness Programs	28,429	4,557	—	1,157	—	5,714	—	279	1	2,000	—	177	—	—	—
Executive and Support Services	11,363	6,926	—	1,783	60	8,769	—	140	99	185	1,950	311	—	—	30
Minister's Office	704	501	—	151	60	712	—	65	—	—	10	22	—	—	—
Corporate Services	10,659	6,425	—	1,632	—	8,057	—	75	99	185	1,940	289	—	—	30

Total	78,825	32,110	6	8,179	60	40,355	—	1,006	101	4,704	1,950	798	—	—	145

VOTE 22 Emergency and Disaster Management Act

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Emergency and Disaster Management Act	30,000	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500
Financial Assistance	6,420	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	36,420	—	—	—	—	—	—	200	—	7,000	—	—	—	—	7,500

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
346	—	152	1,417	5,447	780	—	7,111	7,891	—	—	—	—	—	(1)	(1)	(1)	(490)	(491)	38,718
—	—	—	—	2,457	—	—	40,287	40,287	—	—	2	2	—	(1)	(1)	(1)	(10,000)	(10,001)	38,458
60	—	111	375	3,261	—	—	—	—	—	—	30	30	—	(527)	(527)	(1)	(1)	(2)	11,531
—	—	—	—	97	—	—	—	—	—	—	—	—	—	—	—	—	—	—	809
60	—	111	375	3,164	—	—	—	—	—	—	30	30	—	(527)	(527)	(1)	(1)	(2)	10,722

406	—	263	1,792	11,165	780	—	47,398	48,178	—	—	32	32	—	(529)	(529)	(3)	(10,491)	(10,494)	88,707

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2,000	7,000	—	—	23,700	120	3,181	3,000	6,301	—	—	1	1	—	(1)	(1)	—	(1)	(1)	30,000
—	—	—	—	—	—	6,420	—	6,420	—	—	—	—	—	—	—	—	—	—	6,420

2,000	7,000	—	—	23,700	120	9,601	3,000	12,721	—	—	1	1	—	(1)	(1)	—	(1)	(1)	36,420

MINISTRY OF ENERGY AND CLIMATE SOLUTIONS

($000)

VOTE 23 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Climate Action	19,064	8,569	—	2,176	—	10,745	—	138	—	2,435	553	7,095	—	—	9
CleanBC Program for Industry and BC-Output Based Pricing System	5,661	2,310	—	586	—	2,896	—	31	—	1,200	1,510	27	—	—	—
Energy Decarbonization	37,651	7,784	—	1,977	—	9,761	—	87	—	1,826	806	89	354	—	—
Electricity and Utility Regulation	3,206	3,693	—	937	—	4,630	—	437	1,500	554	118	141	75	—	—
Energy Resources	18,821	7,346	—	1,866	—	9,212	—	354	—	2,490	317	350	—	—	69
Executive and Support Services	5,321	2,052	17	547	60	2,676	—	144	359	56	350	201	—	—	22
Minister's Office	998	518	—	156	60	734	—	66	—	—	12	24	—	—	—
Corporate Services	4,323	1,534	17	391	—	1,942	—	78	359	56	338	177	—	—	22

Total	89,724	31,754	17	8,089	60	39,920	—	1,191	1,859	8,561	3,654	7,903	429	—	100

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Nations Clean Energy Business Fund special account	8,375	159	—	41	—	200	—	—	—	—	—	—	—	—	—
Innovative Clean Energy Fund special account	11,768	325	—	82	—	407	—	5	—	16	—	5	—	—	—

Total	20,143	484	—	123	—	607	—	5	—	16	—	5	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	10	—	10,240	570	—	1,100	1,670	—	—	6	6	(1,305)	(2,000)	(3,305)	(1)	(82)	(83)	19,273
—	—	—	—	2,768	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	5,661
—	—	—	—	3,162	—	—	24,863	24,863	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	37,784
—	—	—	—	2,825	—	—	1,505	1,505	—	—	3	3	—	(1)	(1)	(1)	(5,674)	(5,675)	3,287
63	—	5,934	—	9,577	—	—	100	100	—	—	55	55	—	(1)	(1)	(1)	(1)	(2)	18,941
1	—	45	210	1,388	12	—	—	12	—	—	1,815	1,815	—	(2)	(2)	(2)	(2)	(4)	5,885
—	—	—	—	102	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	833
1	—	45	210	1,286	12	—	—	12	—	—	1,815	1,815	—	(1)	(1)	(1)	(1)	(2)	5,052

64	—	5,989	210	29,960	582	—	27,568	28,150	—	—	1,880	1,880	(1,305)	(2,006)	(3,311)	(7)	(5,761)	(5,768)	90,831

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	6,835	—	3,327	10,162	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,359
—	—	—	—	26	—	—	10,475	10,475	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	10,905

—	—	—	—	26	6,835	—	13,802	20,637	—	—	—	—	—	(2)	(2)	(2)	(2)	(4)	21,264

MINISTRY OF ENVIRONMENT AND PARKS

($000)

VOTE 24 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Protection	31,989	34,383	294	8,833	—	43,510	—	881	—	6,409	556	1,418	—	—	1,003
Conservation and Recreation Division	100,741	45,311	208	11,627	—	57,146	—	1,176	—	2,384	1,079	1,948	—	19	21,221
Executive and Support Services	28,529	3,401	13	888	60	4,362	—	168	1,509	170	933	1,424	—	—	58
Minister's Office	658	504	—	152	60	716	—	90	—	—	8	18	—	—	—
Corporate Services	27,871	2,897	13	736	—	3,646	—	78	1,509	170	925	1,406	—	—	58

Total	161,259	83,095	515	21,348	60	105,018	—	2,225	1,509	8,963	2,568	4,790	—	19	22,282

VOTE 25 Environmental Assessment Office

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Environmental Assessment Office	17,074	9,739	62	2,480	—	12,281	1	496	645	852	125	160	—	—	3

Total	17,074	9,739	62	2,480	—	12,281	1	496	645	852	125	160	—	—	3

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Park Enhancement Fund special account	12,989	3,216	100	817	—	4,133	—	—	—	3,250	700	—	—	—	3,450
Sustainable Environment Fund	26,135	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	39,124	3,216	100	817	—	4,133	—	—	—	3,250	700	—	—	—	3,450

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
863	—	1,315	18	12,463	195	—	4,447	4,642	—	—	714	714	(26,632)	(1)	(26,633)	(26)	(2,190)	(2,216)	32,480
676	—	15,773	—	44,276	195	—	265	460	—	—	91	91	(436)	(2)	(438)	(2)	(353)	(355)	101,180
2,491	—	3,949	691	11,393	48	—	—	48	—	—	13,267	13,267	(317)	(1)	(318)	(1)	(1)	(2)	28,750
—	—	—	—	116	—	—	—	—	—	—	—	—	—	—	—	—	—	—	832
2,491	—	3,949	691	11,277	48	—	—	48	—	—	13,267	13,267	(317)	(1)	(318)	(1)	(1)	(2)	27,918

4,030	—	21,037	709	68,132	438	—	4,712	5,150	—	—	14,072	14,072	(27,385)	(4)	(27,389)	(29)	(2,544)	(2,573)	162,410

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	17,343

2	—	5	1	2,290	2,400	—	1,150	3,550	—	—	124	124	—	(1)	(1)	(1)	(900)	(901)	17,343

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	7,400	200	—	1,300	1,500	—	—	500	500	—	—	—	(500)	—	(500)	13,033
—	—	—	—	—	—	—	—	—	28,690	—	—	28,690	—	—	—	—	—	—	28,690

—	—	—	—	7,400	200	—	1,300	1,500	28,690	—	500	29,190	—	—	—	(500)	—	(500)	41,723

MINISTRY OF FINANCE

($000)

VOTE 26 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Treasury Board Staff	9,910	7,613	60	1,934	—	9,607	—	54	102	73	162	72	—	221	1
Office of the Comptroller General	23,722	14,346	114	3,644	—	18,104	—	42	118	10	7,678	250	—	12	—
Office of the Comptroller General	20,903	11,410	94	2,898	—	14,402	—	6	116	—	7,650	235	—	12	—
Internal Audit and Advisory Services	2,819	2,936	20	746	—	3,702	—	36	2	10	28	15	—	—	—
Treasury	1	7,626	46	1,987	—	9,659	—	49	180	615	3,869	815	—	—	—
Revenue Division	284,501	81,530	827	20,711	—	103,068	—	1,138	3,581	5,866	13,550	8,257	504	5	17
Policy and Legislation	8,999	6,981	12	1,775	—	8,768	1,379	80	641	75	183	216	—	1	—
Policy and Legislation	8,998	6,663	12	1,693	—	8,368	—	68	621	29	32	47	—	1	—
Assessment Services	1	318	—	82	—	400	1,379	12	20	46	151	169	—	—	—
Public Sector Employers' Council Secretariat	31,257	2,636	40	669	—	3,345	—	100	100	25	68	51	—	—	—
Crown Agencies Secretariat	8,243	4,792	35	1,227	—	6,054	—	59	505	750	133	193	—	—	5
Executive and Support Services	46,606	22,099	65	5,673	96	27,933	—	972	381	9,040	8,010	542	773	—	6
Minister's Office	1,112	914	—	272	96	1,282	—	133	—	—	10	22	—	—	—
Corporate Services	45,494	21,185	65	5,401	—	26,651	—	839	381	9,040	8,000	520	773	—	6

Total	413,239	147,623	1,199	37,620	96	186,538	1,379	2,494	5,608	16,454	33,653	10,396	1,277	239	29

VOTE 27 Government Communications and Public Engagement

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Government Communications	31,660	20,884	100	5,365	—	26,349	—	176	34	790	956	1,058	3,537	—	38

Total	31,660	20,884	100	5,365	—	26,349	—	176	34	790	956	1,058	3,537	—	38

VOTE 28 BC Public Service Agency

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
BC Public Service Agency	70,491	36,489	212	9,271	—	45,972	—	1,032	307	1,853	29,535	3,452	780	—	—
Human Resources Operations	17,925	13,593	120	3,453	—	17,166	—	164	—	29	108	389	780	—	—
Strategy, Policy and Partnerships	10,824	7,593	63	1,929	—	9,585	—	410	—	1,306	134	1,220	—	—	—
Communications, Learning and Engagement	2,033	4,349	10	1,105	—	5,464	—	89	—	378	82	1,431	—	—	—
Employee Relations	5,654	4,473	1	1,136	—	5,610	—	265	246	—	45	125	—	—	—
Corporate Services	34,055	6,481	18	1,648	—	8,147	—	104	61	140	29,166	287	—	—	—

Total	70,491	36,489	212	9,271	—	45,972	—	1,032	307	1,853	29,535	3,452	780	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
12	—	43	2	742	—	—	—	—	—	—	12	12	—	(250)	(250)	(1)	(9)	(10)	10,101
—	—	270	—	8,380	—	—	—	—	—	—	16	16	—	(2,209)	(2,209)	(207)	(2)	(209)	24,082
—	—	270	—	8,289	—	—	—	—	—	—	11	11	—	(1,454)	(1,454)	(58)	(1)	(59)	21,189
—	—	—	—	91	—	—	—	—	—	—	5	5	—	(755)	(755)	(149)	(1)	(150)	2,893
—	—	9	1	5,538	—	—	—	—	—	—	46,306	46,306	—	(15,838)	(15,838)	(1,135)	(44,529)	(45,664)	1
91	—	10,716	55	43,780	85,711	7,585	2,467	95,763	—	—	73,345	73,345	—	(1,566)	(1,566)	(1,001)	(17,706)	(18,707)	295,683
—	—	4	—	2,579	—	—	—	—	—	—	2	2	—	(1)	(1)	(2,181)	(1)	(2,182)	9,166
—	—	—	—	798	—	—	—	—	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	9,165
—	—	4	—	1,781	—	—	—	—	—	—	—	—	—	—	—	(2,180)	—	(2,180)	1
—	—	—	—	344	29,999	900	—	30,899	—	—	3	3	—	(2,510)	(2,510)	(1)	(20)	(21)	32,060
—	—	275	410	2,330	—	—	84,000	84,000	—	—	14	14	—	(32)	(32)	(1)	(84,002)	(84,003)	8,363
8	—	3	1	19,736	170	—	—	170	—	—	621	621	—	(964)	(964)	(1)	(1)	(2)	47,494
—	—	—	—	165	—	—	—	—	—	—	3	3	—	—	—	—	—	—	1,450
8	—	3	1	19,571	170	—	—	170	—	—	618	618	—	(964)	(964)	(1)	(1)	(2)	46,044

111	—	11,320	469	83,429	115,880	8,485	86,467	210,832	—	—	120,319	120,319	—	(23,370)	(23,370)	(4,528)	(146,270)	(150,798)	426,950

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	300	15	6,904	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	32,453

—	—	300	15	6,904	—	—	—	—	—	—	61	61	—	(600)	(600)	(200)	(61)	(261)	32,453

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	495	93	37,547	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	71,872
—	—	—	—	1,470	—	—	—	—	—	—	45	45	—	(325)	(325)	(25)	(25)	(50)	18,306
—	—	—	83	3,153	—	—	—	—	—	—	—	—	—	(1,782)	(1,782)	—	(4)	(4)	10,952
—	—	—	—	1,980	—	—	—	—	—	—	8,049	8,049	—	(13,286)	(13,286)	—	—	—	2,207
—	—	—	—	681	—	—	—	—	—	—	9	9	(450)	(3)	(453)	—	(6)	(6)	5,841
—	—	495	10	30,263	—	—	—	—	—	—	957	957	—	(841)	(841)	(2,190)	(1,770)	(3,960)	34,566

—	—	495	93	37,547	—	—	—	—	—	—	9,060	9,060	(450)	(16,237)	(16,687)	(2,215)	(1,805)	(4,020)	71,872

MINISTRY OF FINANCE

($000)

VOTE 29 Benefits and Other Employment Costs

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Benefits and Other Employment Costs	1	11,044	—	852,205	—	863,249	—	187	3,457	1,241	1,097	440	—	—	—
Pension Contribution and Retirement Benefits	491,241	—	—	525,037	—	525,037	—	—	—	—	—	—	—	—	—
Employer Health Tax	60,126	—	—	70,000	—	70,000	—	—	—	—	—	—	—	—	—
Employee Health Benefits	169,995	—	—	248,422	—	248,422	—	—	—	—	—	—	—	—	—
Long Term Disability	52,668	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Benefits	9,082	—	—	5,942	—	5,942	—	—	3,457	250	—	—	—	—	—
Benefits Administration	11,542	11,044	—	2,804	—	13,848	—	187	—	991	1,097	440	—	—	—
Recoveries	(794,653)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	11,044	—	852,205	—	863,249	—	187	3,457	1,241	1,097	440	—	—	—

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
First Nations Equity Financing special account	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing Priority Initiatives special account	1,038,949	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Insurance and Risk Management Account	6,218	5,632	5	1,430	—	7,067	—	100	1,070	1,019	518	162	—	—	—
Land Tax Deferment Act	81,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Long Term Disability Fund special account	83,469	—	—	74,500	—	74,500	—	—	—	901	—	—	—	—	—
Provincial Home Acquisition Wind Up special account	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,209,646	5,632	5	75,930	—	81,567	—	100	1,070	1,920	518	162	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	6,422	—	—	350	350	50,430	—	201	50,631	(13,964)	(816,957)	(830,921)	(14,091)	(75,639)	(89,730)	1
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,695)	(9,224)	(13,919)	511,118
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,174)	(2,174)	67,826
—	—	—	—	—	—	—	—	—	—	—	—	—	(10,767)	—	(10,767)	(8,688)	(61,184)	(69,872)	167,783
—	—	—	—	—	—	—	—	—	50,430	—	—	50,430	—	—	—	(336)	(995)	(1,331)	49,099
—	—	—	—	3,707	—	—	—	—	—	—	—	—	(12)	—	(12)	(68)	(490)	(558)	9,079
—	—	—	—	2,715	—	—	350	350	—	—	201	201	(3,185)	(83)	(3,268)	(304)	(1,572)	(1,876)	11,970
—	—	—	—	—	—	—	—	—	—	—	—	—	—	(816,874)	(816,874)	—	—	—	(816,874)

—	—	—	—	6,422	—	—	350	350	50,430	—	201	50,631	(13,964)	(816,957)	(830,921)	(14,091)	(75,639)	(89,730)	1

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	878,144	—	—	878,144	—	—	9,510	9,510	—	—	—	(9,500)	—	(9,500)	878,154
4,480	—	50	—	7,399	—	—	—	—	—	—	42,379	42,379	—	(48,066)	(48,066)	(2,270)	(151)	(2,421)	6,358
—	—	—	—	—	92,000	—	—	92,000	—	—	—	—	—	—	—	—	—	—	92,000
—	—	—	—	901	—	—	—	—	14,414	—	70	14,484	—	(705)	(705)	(1,923)	(10,761)	(12,684)	76,496
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10

4,480	—	50	—	8,300	970,144	—	—	970,144	14,414	—	51,969	66,383	—	(48,771)	(48,771)	(13,693)	(10,912)	(24,605)	1,053,018

MINISTRY OF FORESTS

($000)

VOTE 30 Ministry Operations

	Total
	2024/25 Operating					Total Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Resiliency and Archaeology	3,690	2,856	9	726	—	3,591	—	64	—	7	83	76	—	—	—
Integrated Resource Operations	58,468	18,673	89	4,744	—	23,506	—	383	—	1,332	78	462	—	—	224
Office of the Chief Forester	130,293	23,923	178	6,076	—	30,177	—	597	—	39,124	191	585	—	6	3,261
Timber, Range and Economics	11,781	8,031	44	2,039	—	10,114	—	125	—	1,167	129	89	—	—	1
Fire Preparedness	46,992	25,592	9	6,500	—	32,101	—	677	—	1,234	642	750	—	1	1,696
Regional Operations	98,994	68,912	701	17,504	—	87,117	—	1,100	95	11,052	353	1,397	—	14	548
Executive and Support Services	57,871	8,880	43	2,282	60	11,265	—	335	6,322	1,908	10,483	1,323	—	—	870
Minister's Office	1,139	603	—	177	60	840	—	102	—	—	10	23	—	—	—
Corporate Services	56,732	8,277	43	2,105	—	10,425	—	233	6,322	1,908	10,473	1,300	—	—	870

Total	408,089	156,867	1,073	39,871	60	197,871	—	3,281	6,417	55,824	11,959	4,682	—	21	6,600

VOTE 31 Fire Management

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Fire Management	232,736	92,071	4,247	23,386	—	119,704	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Total	232,736	92,071	4,247	23,386	—	119,704	—	2,261	1,000	47,967	2,145	3,577	—	149	14,789

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Timber Sales Account	203,941	31,139	208	7,910	—	39,257	—	876	850	81,527	679	690	—	20	1,050
Forest Stand Management Fund	—	—	—	—	—	—	—	32	—	637	—	10	—	—	84

Total	203,941	31,139	208	7,910	—	39,257	—	908	850	82,164	679	700	—	20	1,134

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	150	—	380	—	—	—	—	—	—	2	2	(1)	(87)	(88)	(3)	(78)	(81)	3,804
311	27,467	5,614	—	35,871	10	—	—	10	—	—	34	34	(401)	(1)	(402)	(1)	(1)	(2)	59,017
1,714	10	19	55	45,562	2,385	—	25,796	28,181	29,879	—	786	30,665	(101)	(362)	(463)	(752)	(2,375)	(3,127)	130,995
59	—	—	23	1,593	—	—	281	281	—	—	33	33	(1)	(1)	(2)	(1)	(1)	(2)	12,017
544	—	—	606	6,150	7,000	—	2,500	9,500	—	—	32	32	(1)	(1)	(2)	(1)	(36)	(37)	47,744
910	366	407	4	16,246	2,142	—	2,587	4,729	—	—	191	191	(1,503)	(535)	(2,038)	(1)	(5,212)	(5,213)	101,032
5,081	—	16,467	277	43,066	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	57,975
—	—	—	—	135	—	—	—	—	—	—	—	—	—	—	—	—	—	—	975
5,081	—	16,467	277	42,931	—	—	—	—	1	—	17,852	17,853	(8,098)	(5,681)	(13,779)	(429)	(1)	(430)	57,000

8,619	27,843	22,657	965	148,868	11,537	—	31,164	42,701	29,880	—	18,930	48,810	(10,106)	(6,668)	(16,774)	(1,188)	(7,704)	(8,892)	412,584

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
55,360	—	105	—	127,353	2,920	—	7,000	9,920	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(17,190)	(17,191)	238,047

55,360	—	105	—	127,353	2,920	—	7,000	9,920	—	—	62	62	(1,800)	(1)	(1,801)	(1)	(17,190)	(17,191)	238,047

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
1,890	—	42,846	50	130,478	150	—	400	550	11,906	—	87,839	99,745	(29,880)	(1)	(29,881)	(1)	(1)	(2)	240,147
11	—	—	—	774	250	—	—	250	—	—	—	—	—	—	—	—	(1,024)	(1,024)	—

1,901	—	42,846	50	131,252	400	—	400	800	11,906	—	87,839	99,745	(29,880)	(1)	(29,881)	(1)	(1,025)	(1,026)	240,147

MINISTRY OF HEALTH

($000)

VOTE 32 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Programs	32,491,600	—	—	—	—	—	—	—	—	66,061	—	—	—	—	—
Regional Services	23,030,454	—	—	—	—	—	—	—	—	1	—	—	—	—	—
Medical Services Plan	7,608,887	—	—	—	—	—	—	—	—	—	—	—	—	—	—
PharmaCare	1,800,569	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Benefits Operations	51,690	—	—	—	—	—	—	—	—	66,060	—	—	—	—	—
Recoveries from Health Special Account	(147,250)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	393,459	184,354	632	46,873	114	231,973	1,192	1,589	7,794	46,644	100,189	7,507	2,620	216	302
Minister's Office	1,158	778	—	244	114	1,136	—	113	—	—	10	22	—	—	—
Stewardship and Corporate Services	392,301	183,576	632	46,629	—	230,837	1,192	1,476	7,794	46,644	100,179	7,485	2,620	216	302

Total	32,737,809	184,354	632	46,873	114	231,973	1,192	1,589	7,794	112,705	100,189	7,507	2,620	216	302

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Health Special Account	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	147,250	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	66,061	22,213	23,811,677	12,133,971	35,967,861	—	—	151	151	—	(3,201)	(3,201)	(6)	(1,268,322)	(1,268,328)	34,762,544
—	—	—	—	1	22,213	23,811,677	1,668,244	25,502,134	—	—	—	—	—	(1)	(1)	(6)	(719,847)	(719,853)	24,782,281
—	—	—	—	—	—	—	8,348,100	8,348,100	—	—	150	150	—	(3,200)	(3,200)	—	(217,000)	(217,000)	8,128,050
—	—	—	—	—	—	—	2,117,627	2,117,627	—	—	1	1	—	—	—	—	(329,725)	(329,725)	1,787,903
—	—	—	—	66,060	—	—	—	—	—	—	—	—	—	—	—	—	(1,750)	(1,750)	64,310
—	—	—	—	—	—	—	—	—	—	—	—	—	(147,250)	—	(147,250)	—	—	—	(147,250)
64	—	26,153	3,591	197,861	32	—	4,813	4,845	—	—	8,829	8,829	—	(24,587)	(24,587)	(4,808)	(32,479)	(37,287)	381,634
—	—	—	—	145	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,281
64	—	26,153	3,591	197,716	32	—	4,813	4,845	—	—	8,829	8,829	—	(24,587)	(24,587)	(4,808)	(32,479)	(37,287)	380,353

64	—	26,153	3,591	263,922	22,245	23,811,677	12,138,784	35,972,706	—	—	8,980	8,980	(147,250)	(27,788)	(175,038)	(4,814)	(1,300,801)	(1,305,615)	34,996,928

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

—	—	—	—	—	—	—	—	—	147,250	—	—	147,250	—	—	—	—	—	—	147,250

MINISTRY OF HOUSING AND MUNICIPAL AFFAIRS
($000)

VOTE 33 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing and Land Use Policy	17,664	9,197	3	2,336	—	11,536	—	87	342	502	1,011	118	—	—	—
Homelessness, Partnerships and Housing Supports	23,648	13,538	23	3,440	—	17,001	—	135	16	4,917	1,262	372	—	—	—
Residential Tenancy	16,811	11,883	23	3,019	—	14,925	—	71	1	362	1,196	364	—	—	—
Homelessness Policy and Partnership Branch	6,837	1,655	—	421	—	2,076	—	64	15	4,555	66	8	—	—	—
Strategy, Governance and Accountability	1,286	962	—	245	—	1,207	—	11	—	—	61	—	—	—	—
Housing Innovations Division	4,410	3,227	1	820	—	4,048	—	103	—	90	76	78	—	—	—
Local Government	221,809	11,463	88	2,911	—	14,462	—	191	665	4,339	241	572	—	2	6,977
Local Government Services and Transfers	215,609	9,324	55	2,368	—	11,747	—	183	545	664	211	282	—	2	—
University Endowment Lands	6,200	2,139	33	543	—	2,715	—	8	120	3,675	30	290	—	—	6,977
Transfers to Crown Corporations and Agencies	980,293	—	—	—	—	—	—	—	—	—	—	—	—	—	—
British Columbia Housing Management Commission	980,293	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	15,132	11,296	54	2,893	60	14,303	—	157	27	168	396	362	—	—	12
Minister's Office	1,064	918	—	257	60	1,235	—	90	—	—	10	22	—	—	—
Corporate Services	14,068	10,378	54	2,636	—	13,068	—	67	27	168	386	340	—	—	12

Total	1,264,242	49,683	169	12,645	60	62,557	—	684	1,050	10,016	3,047	1,502	—	2	6,989

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Housing Endowment Fund special account	12,884	—	—	—	—	—	—	—	—	—	—	—	—	—	—
University Endowment Lands Administration Account	14,882	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	27,766	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	440	60	2,560	4,450	—	2	4,452	—	—	103	103	—	(1)	(1)	(1)	(1)	(2)	18,648
—	—	24	—	6,726	50	—	—	50	—	—	90	90	—	(1)	(1)	(1)	(1)	(2)	23,864
—	—	24	—	2,018	—	—	—	—	—	—	75	75	—	(1)	(1)	(1)	(1)	(2)	17,015
—	—	—	—	4,708	50	—	—	50	—	—	15	15	—	—	—	—	—	—	6,849
—	—	—	—	72	—	—	—	—	—	—	10	10	—	(1)	(1)	(1)	(1)	(2)	1,286
—	—	—	13	360	—	—	—	—	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	4,410
375	—	487	9	13,858	197,298	1,123	212,968	411,389	—	—	17	17	(15,112)	(1)	(15,113)	(1,000)	(198,389)	(199,389)	225,224
—	—	81	9	1,977	197,298	1,123	204,958	403,379	—	—	11	11	—	(1)	(1)	—	(198,089)	(198,089)	219,024
375	—	406	—	11,881	—	—	8,010	8,010	—	—	6	6	(15,112)	—	(15,112)	(1,000)	(300)	(1,300)	6,200
—	—	—	—	—	—	—	1,224,953	1,224,953	—	—	—	—	—	—	—	—	—	—	1,224,953
—	—	—	—	—	—	—	1,224,953	1,224,953	—	—	—	—	—	—	—	—	—	—	1,224,953
—	—	40	79	1,241	—	—	—	—	—	—	54	54	—	(3)	(3)	(3)	(2)	(5)	15,590
—	—	—	—	122	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,357
—	—	40	79	1,119	—	—	—	—	—	—	54	54	—	(3)	(3)	(3)	(2)	(5)	14,233

375	—	991	161	24,817	201,798	1,123	1,437,923	1,640,844	—	—	279	279	(15,112)	(8)	(15,120)	(1,007)	(198,395)	(199,402)	1,513,975

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	12,884	12,884	—	—	—	—	—	—	—	—	—	—	12,884
—	—	—	—	—	—	—	—	—	15,112	—	—	15,112	—	—	—	—	—	—	15,112

—	—	—	—	—	—	—	12,884	12,884	15,112	—	—	15,112	—	—	—	—	—	—	27,996

MINISTRY OF INDIGENOUS RELATIONS AND RECONCILIATION

($000)

VOTE 34 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Negotiations and Regional Operations Division	17,897	13,118	65	3,332	—	16,515	—	738	—	590	77	301	—	—	—
Strategic Partnerships and Initiatives Division	24,763	7,276	—	1,848	—	9,124	—	279	—	900	23	60	—	—	—
Reconciliation Transformation and Strategies Division	3,558	2,410	—	612	—	3,022	—	54	—	23	8	15	—	—	—
Executive and Support Services	12,784	3,353	—	876	60	4,289	35	185	3,052	364	174	536	—	—	1
Minister's Office	871	491	—	149	60	700	—	113	—	—	10	20	—	—	—
Corporate Services	11,913	2,862	—	727	—	3,589	35	72	3,052	364	164	516	—	—	1

Total	59,002	26,157	65	6,668	60	32,950	35	1,256	3,052	1,877	282	912	—	—	1

VOTE 35 Treaty and Other Agreements Funding

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Treaty and Other Agreements Funding	94,704	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Treaty and Other Agreements Funding	4,242	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non Treaty Funding	90,462	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	94,704	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 36 Declaration Act Secretariat

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Declaration Act Secretariat	4,567	2,197	—	557	—	2,754	—	280	300	253	33	147	—	—	—

Total	4,567	2,197	—	557	—	2,754	—	280	300	253	33	147	—	—	—

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
First Citizens Fund	1,823	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,823	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	1,707	—	—	—	—	—	—	17	17	—	(1)	(1)	(1)	(1)	(2)	18,236
—	—	—	—	1,262	275	—	29,921	30,196	—	—	15	15	—	(151)	(151)	(1)	(1)	(2)	40,444
—	—	—	—	100	500	—	—	500	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	3,619
—	—	238	583	5,168	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	12,835
—	—	—	—	143	—	—	—	—	—	—	—	—	—	—	—	—	—	—	843
—	—	238	583	5,025	—	—	940	940	—	—	2,441	2,441	—	(1)	(1)	(1)	(1)	(2)	11,992

—	—	238	584	8,237	775	—	30,861	31,636	—	—	2,473	2,473	—	(154)	(154)	(4)	(4)	(8)	75,134

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	372,450	—	105,206	477,656	—	—	—	—	—	(1)	(1)	(1)	(372,450)	(372,451)	105,204
—	—	—	—	—	—	—	10,610	10,610	—	—	—	—	—	(1)	(1)	(1)	—	(1)	10,608
—	—	—	—	—	372,450	—	94,596	467,046	—	—	—	—	—	—	—	—	(372,450)	(372,450)	94,596

—	—	—	—	—	372,450	—	105,206	477,656	—	—	—	—	—	(1)	(1)	(1)	(372,450)	(372,451)	105,204

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	130	210	1,353	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,574

—	—	130	210	1,353	—	—	—	—	—	—	470	470	—	(1)	(1)	(1)	(1)	(2)	4,574

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	2,046	2,046	—	—	—	—	—	—	—	—	—	—	2,046

—	—	—	—	—	—	—	2,046	2,046	—	—	—	—	—	—	—	—	—	—	2,046

MINISTRY OF INFRASTRUCTURE

($000)

VOTE 37 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Policy and Partnerships	—	2,384	24	605	—	3,013	—	29	—	—	30	18	—	—	—
Community Capital Development	40,341	4,816	48	1,223	—	6,087	—	65	—	410	36	39	—	—	—
Executive and Support Services	5,936	5,819	51	1,501	60	7,431	—	182	603	1,300	862	320	—	—	—
Minister's Office	715	453	—	139	60	652	—	75	—	—	10	20	—	—	—
Corporate Services	5,221	5,366	51	1,362	—	6,779	—	107	603	1,300	852	300	—	—	—

Total	46,277	13,019	123	3,329	60	16,531	—	276	603	1,710	928	377	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	77	—	—	—	—	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	3,093
—	—	—	—	550	25,495	7,257	1,000	33,752	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	40,392
12	—	2	685	3,966	—	—	—	—	—	—	453	453	—	(1)	(1)	(1)	(1)	(2)	11,847
—	—	—	—	105	—	—	—	—	—	—	10	10	—	—	—	—	—	—	767
12	—	2	685	3,861	—	—	—	—	—	—	443	443	—	(1)	(1)	(1)	(1)	(2)	11,080

12	—	2	685	4,593	25,495	7,257	1,000	33,752	—	—	465	465	—	(3)	(3)	(3)	(3)	(6)	55,332

MINISTRY OF JOBS, ECONOMIC DEVELOPMENT AND INNOVATION
($000)

VOTE 38 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Trade and Industry Development	29,739	10,818	10	2,748	—	13,576	—	420	550	11,290	690	1,640	—	—	1
Small Business and Economic Development	35,890	8,882	20	2,256	—	11,158	1	163	1	628	119	201	—	—	1
Small Business and Economic Development	7,903	5,188	13	1,317	—	6,518	1	76	1	363	89	156	—	—	1
Regional Development	27,987	3,694	7	939	—	4,640	—	87	—	265	30	45	—	—	—
Investment and Sustainable Economy	13,936	7,409	—	1,881	—	9,290	1	151	35	752	229	906	—	—	—
Transfers to Crown Corporations and Agencies	26,499	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forestry Innovation Investment Ltd.	20,187	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Innovate BC	6,312	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	9,082	7,545	37	1,966	120	9,668	—	271	50	10	337	199	—	—	—
Ministers' Offices	1,232	692	—	226	120	1,038	—	179	—	—	10	25	—	—	—
Corporate Services	7,850	6,853	37	1,740	—	8,630	—	92	50	10	327	174	—	—	—

Total	115,146	34,654	67	8,851	120	43,692	2	1,005	636	12,680	1,375	2,946	—	—	2

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Northern Development Fund	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	70	300	14,961	—	—	1,525	1,525	—	—	1	1	—	(3)	(3)	(2)	(2)	(4)	30,056
—	—	27	2	1,143	23,000	—	776	23,776	—	—	11	11	—	(3)	(3)	(4)	(2)	(6)	36,079
—	—	22	1	710	—	—	776	776	—	—	5	5	—	(2)	(2)	(3)	(1)	(4)	8,003
—	—	5	1	433	23,000	—	—	23,000	—	—	6	6	—	(1)	(1)	(1)	(1)	(2)	28,076
—	—	95	11	2,180	—	—	2,650	2,650	—	—	1	1	—	(2)	(2)	(1)	(2)	(3)	14,116
—	—	—	—	—	—	—	26,727	26,727	—	—	—	—	—	—	—	—	—	—	26,727
—	—	—	—	—	—	—	20,366	20,366	—	—	—	—	—	—	—	—	—	—	20,366
—	—	—	—	—	—	—	6,361	6,361	—	—	—	—	—	—	—	—	—	—	6,361
15	—	2	6	890	—	—	—	—	—	—	175	175	—	(1,485)	(1,485)	(2)	(1)	(3)	9,245
—	—	1	—	215	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,253
15	—	1	6	675	—	—	—	—	—	—	175	175	—	(1,485)	(1,485)	(2)	(1)	(3)	7,992

15	—	194	319	19,174	23,000	—	31,678	54,678	—	—	188	188	—	(1,493)	(1,493)	(9)	(7)	(16)	116,223

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

—	—	—	—	—	—	—	500	500	—	—	—	—	—	—	—	—	—	—	500

MINISTRY OF LABOUR

($000)

VOTE 39 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Labour Programs	23,322	40,439	67	10,308	—	50,814	750	698	638	922	5,161	1,358	10	1	—
Employment Standards	21,263	15,467	10	3,928	—	19,405	—	278	—	63	657	407	—	—	—
WorkSafeBC Funded Services	1	23,456	48	5,995	—	29,499	750	377	—	851	4,396	919	10	1	—
Labour Policy and Legislation	2,058	1,516	9	385	—	1,910	—	43	638	8	108	32	—	—	—
Executive and Support Services	2,085	1,724	—	469	78	2,271	—	93	—	—	30	42	—	—	—
Minister's Office	732	409	—	136	78	623	—	50	—	—	10	22	—	—	—
Corporate Services	1,353	1,315	—	333	—	1,648	—	43	—	—	20	20	—	—	—

Total	25,407	42,163	67	10,777	78	53,085	750	791	638	922	5,191	1,400	10	1	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
16	—	269	4,230	14,053	—	—	90	90	—	—	451	451	—	(2)	(2)	(1)	(41,502)	(41,503)	23,903
16	—	106	900	2,427	—	—	—	—	—	—	12	12	—	—	—	—	(61)	(61)	21,783
—	—	161	3,330	10,795	—	—	—	—	—	—	435	435	—	(1)	(1)	—	(40,727)	(40,727)	1
—	—	2	—	831	—	—	90	90	—	—	4	4	—	(1)	(1)	(1)	(714)	(715)	2,119
—	—	—	—	165	—	—	—	—	—	—	5	5	—	(3)	(3)	(1)	(354)	(355)	2,083
—	—	—	—	82	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	704
—	—	—	—	83	—	—	—	—	—	—	5	5	—	(2)	(2)	(1)	(354)	(355)	1,379

16	—	269	4,230	14,218	—	—	90	90	—	—	456	456	—	(5)	(5)	(2)	(41,856)	(41,858)	25,986

MINISTRY OF MINING AND CRITICAL MINERALS

($000)

VOTE 40 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Responsible Mining and Competitiveness	29,927	21,640	1,235	5,496	—	28,371	50	1,459	—	2,725	241	335	—	—	208
Mines Health, Safety and Enforcement	14,120	9,091	868	2,309	—	12,268	50	818	—	588	124	281	—	—	29
Strategic and Indigenous Partnerships	3,570	2,261	—	574	—	2,835	—	91	—	513	15	74	—	—	—
Executive and Support Services	11,979	1,364	22	371	60	1,817	—	119	2,379	390	734	2,340	—	—	—
Minister's Office	693	418	—	130	60	608	—	58	—	—	10	20	—	—	—
Corporate Services	11,286	946	22	241	—	1,209	—	61	2,379	390	724	2,320	—	—	—

Total	59,596	34,356	2,125	8,750	60	45,291	100	2,487	2,379	4,216	1,114	3,030	—	—	237

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
209	—	—	—	5,227	—	—	116	116	—	—	16	16	—	(1)	(1)	(1)	(3,052)	(3,053)	30,676
29	—	—	—	1,919	—	—	59	59	—	—	8	8	—	(1)	(1)	(1)	(1)	(2)	14,251
—	—	—	—	693	—	—	100	100	—	—	5	5	—	(1)	(1)	(1)	(1)	(2)	3,630
310	—	1,130	1,123	8,525	—	—	—	—	—	—	2,116	2,116	—	(1)	(1)	(1)	(1)	(2)	12,455
3	—	—	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—	699
307	—	1,130	1,123	8,434	—	—	—	—	—	—	2,116	2,116	—	(1)	(1)	(1)	(1)	(2)	11,756

548	—	1,130	1,123	16,364	—	—	275	275	—	—	2,145	2,145	—	(4)	(4)	(4)	(3,055)	(3,059)	61,012

MINISTRY OF POST-SECONDARY EDUCATION AND FUTURE SKILLS

($000)

VOTE 41 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Educational Institutions and Organizations	3,116,407	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Student Services Programs	73,697	5,304	—	1,348	—	6,652	—	28	—	500	687	200	50	—	—
Private Training Institutions	1	1,855	10	471	—	2,336	10	30	365	75	100	25	—	—	—
Labour Market Development	39,469	14,078	20	3,575	—	17,673	20	211	183	3,181	3,462	387	1,275	—	—
Labour Market Strategic Planning	5,904	4,133	8	1,050	—	5,191	—	96	7	305	63	45	—	—	—
Labour Market Policy and Planning	3,429	2,974	4	755	—	3,733	20	24	62	2,477	2,424	217	1,275	—	—
Labour Market and Skills Training Programs	30,136	6,971	8	1,770	—	8,749	—	91	114	399	975	125	—	—	—
Immigration and Strategic Planning	38,069	15,459	10	3,926	—	19,395	—	198	96	119	1,697	329	30	—	—
Immigration Strategic Planning	348	248	2	63	—	313	—	16	—	14	3	9	—	—	—
Provincial Nominee Program	1	12,501	—	3,175	—	15,676	—	162	82	100	1,494	264	2	—	—
Workforce and Immigration	37,720	2,710	8	688	—	3,406	—	20	14	5	200	56	28	—	—
Transfers to Crown Corporations and Agencies	106,960	—	—	—	—	—	—	—	—	—	—	—	—	—	—
SkilledTradesBC	106,960	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	29,263	18,690	66	4,779	78	23,613	40	278	682	1,220	1,716	506	750	19	8
Minister's Office	845	502	—	160	78	740	—	96	—	—	10	22	—	—	—
Corporate Services	28,418	18,188	66	4,619	—	22,873	40	182	682	1,220	1,706	484	750	19	8

Total	3,403,866	55,386	106	14,099	78	69,669	70	745	1,326	5,095	7,662	1,447	2,105	19	8

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	7,860	3,222,325	40,058	3,270,243	—	—	1	1	—	(44,429)	(44,429)	(1)	(1)	(2)	3,225,813
—	—	—	4	1,469	54,382	9,166	5,047	68,595	—	—	15	15	—	(137)	(137)	(1)	(2,801)	(2,802)	73,792
—	—	300	305	1,210	—	—	—	—	—	—	20	20	—	(1)	(1)	(1)	(3,563)	(3,564)	1
—	—	605	12	9,336	—	—	124,983	124,983	—	—	2,690	2,690	—	(16,852)	(16,852)	(1)	(98,092)	(98,093)	39,737
—	—	—	12	528	—	—	—	—	—	—	276	276	—	—	—	(1)	—	(1)	5,994
—	—	—	—	6,499	—	—	10,100	10,100	—	—	—	—	—	(16,852)	(16,852)	—	—	—	3,480
—	—	605	—	2,309	—	—	114,883	114,883	—	—	2,414	2,414	—	—	—	—	(98,092)	(98,092)	30,263
—	—	—	66	2,535	—	—	35,446	35,446	—	—	328	328	—	(1)	(1)	(1)	(18,173)	(18,174)	39,529
—	—	—	—	42	—	—	—	—	—	—	1	1	—	(1)	(1)	(1)	(1)	(2)	353
—	—	—	66	2,170	—	—	—	—	—	—	327	327	—	—	—	—	(18,172)	(18,172)	1
—	—	—	—	323	—	—	35,446	35,446	—	—	—	—	—	—	—	—	—	—	39,175
—	—	—	—	—	—	—	107,221	107,221	—	—	—	—	—	—	—	—	—	—	107,221
—	—	—	—	—	—	—	107,221	107,221	—	—	—	—	—	—	—	—	—	—	107,221
9	—	601	60	5,889	—	—	800	800	—	—	67	67	—	(76)	(76)	(104)	(414)	(518)	29,775
—	—	—	—	128	—	—	—	—	—	—	—	—	—	—	—	—	—	—	868
9	—	601	60	5,761	—	—	800	800	—	—	67	67	—	(76)	(76)	(104)	(414)	(518)	28,907

9	—	1,506	447	20,439	62,242	3,231,491	313,555	3,607,288	—	—	3,121	3,121	—	(61,496)	(61,496)	(109)	(123,044)	(123,153)	3,515,868

MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL
($000)

VOTE 42 Ministry Operations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Corrections	316,804	207,643	4,957	52,862	—	265,462	—	864	2,504	4,479	901	2,336	—	—	8,413
Policing and Security	541,647	17,975	25	4,566	—	22,566	—	212	642	1,647	446	809	—	—	449
Community Safety and Victim Services	88,310	9,666	83	2,455	—	12,204	—	69	91	429	820	232	—	—	—
BC Coroners Service	29,284	13,084	76	3,323	—	16,483	90	555	201	12,443	498	356	—	—	245
RoadSafetyBC	36,440	17,746	51	4,508	—	22,305	—	86	2,599	1,482	480	271	—	—	—
Liquor and Cannabis Regulation	8,275	14,061	40	3,572	—	17,673	—	321	472	417	1,515	518	—	—	19
Liquor Regulation	1	8,811	20	2,238	—	11,069	—	221	147	300	525	300	—	—	5
Cannabis Regulation	8,274	5,250	20	1,334	—	6,604	—	100	325	117	990	218	—	—	14
Gaming Policy and Enforcement	21,461	13,648	72	3,466	—	17,186	—	466	358	512	500	580	—	40	2
Gaming Policy and Enforcement Operations	21,460	13,648	72	3,466	—	17,186	—	466	358	512	500	580	—	40	2
Distribution of Gaming Proceeds	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Cannabis and Corporate Policy	3,597	2,593	—	659	—	3,252	—	44	109	100	3	35	—	—	—
Office of the Fire Commissioner	3,261	2,896	—	736	—	3,632	—	50	62	70	180	100	—	—	24
Executive and Support Services	18,827	8,648	27	2,247	102	11,024	—	221	166	130	4,475	262	—	—	5
Ministers’ Offices	810	537	—	178	102	817	—	128	—	—	10	22	—	—	3
Corporate Services	18,017	8,111	27	2,069	—	10,207	—	93	166	130	4,465	240	—	—	2

Total	1,067,906	307,960	5,331	78,394	102	391,787	90	2,888	7,204	21,709	9,818	5,499	—	40	9,157

Statutory Appropriations

Description	Total 2024/25 Operating Expenses	50	51	52	54	Total Salaries and Benefits	55	57	59	60	63	65	67	68	69
Civil Forfeiture Account	437	838	—	213	—	1,051	—	30	3,229	—	25	55	—	90	—
Corrections Work Program Account	1,281	—	—	—	—	—	—	—	—	—	14	41	—	—	475
Criminal Asset Management Fund	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Victim Surcharge Special Account	13,504	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	15,222	838	—	213	—	1,051	—	30	3,229	—	39	96	—	90	475

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
974	—	3,777	3,410	27,658	—	4,300	29,286	33,586	—	—	1,212	1,212	—	(385)	(385)	(1)	(2,280)	(2,281)	325,252
208	—	121	329	4,863	2,061	—	601,279	603,340	—	—	149	149	—	(1,585)	(1,585)	(1)	(52,250)	(52,251)	577,082
—	—	94	3	1,738	175	21,998	67,873	90,046	—	—	44	44	(9,816)	(2)	(9,818)	—	(300)	(300)	93,914
77	—	98	375	14,938	—	—	—	—	—	—	55	55	—	(101)	(101)	(1)	(1)	(2)	31,373
15	—	13	8	4,954	—	—	10,564	10,564	—	—	2,809	2,809	—	(1)	(1)	(1)	(4,138)	(4,139)	36,492
248	—	49	1,467	5,026	—	—	—	—	—	—	554	554	—	(1)	(1)	(1)	(14,861)	(14,862)	8,390
170	—	49	749	2,466	—	—	—	—	—	—	229	229	—	(1)	(1)	(1)	(13,761)	(13,762)	1
78	—	—	718	2,560	—	—	—	—	—	—	325	325	—	—	—	—	(1,100)	(1,100)	8,389
8	—	444	3	2,913	9,000	—	5,836	14,836	—	—	49	49	—	(1)	(1)	—	(12,772)	(12,772)	22,211
8	—	444	3	2,913	—	—	5,836	5,836	—	—	49	49	—	(1)	(1)	—	(3,773)	(3,773)	22,210
—	—	—	—	—	9,000	—	—	9,000	—	—	—	—	—	—	—	—	(8,999)	(8,999)	1
—	—	—	—	291	100	—	—	100	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	3,642
62	—	53	146	747	—	—	—	—	—	—	—	—	—	(1)	(1)	—	—	—	4,378
153	—	2,452	2,321	10,185	—	—	—	—	—	—	3,302	3,302	—	(5,283)	(5,283)	(1)	(1)	(2)	19,226
—	—	5	—	168	—	—	—	—	—	—	—	—	—	—	—	—	—	—	985
153	—	2,447	2,321	10,017	—	—	—	—	—	—	3,302	3,302	—	(5,283)	(5,283)	(1)	(1)	(2)	18,241

1,745	—	7,101	8,062	73,313	11,336	26,298	714,838	752,472	—	—	8,176	8,176	(9,816)	(7,361)	(17,177)	(7)	(86,604)	(86,611)	1,121,960

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	1	3,430	10,000	—	—	10,000	—	—	500	500	—	—	—	—	(14,544)	(14,544)	437
115	—	60	—	705	—	—	476	476	—	—	100	100	—	—	—	—	—	—	1,281
—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	2,000	—	—	2,000	11,504	—	—	11,504	—	—	—	—	—	—	13,504

115	—	60	1	4,135	12,000	—	476	12,476	11,504	—	600	12,104	—	—	—	—	(14,544)	(14,544)	15,222

MINISTRY OF SOCIAL DEVELOPMENT AND POVERTY REDUCTION

($000)

VOTE 43 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Income Assistance	3,502,169	136,636	—	34,705	—	171,341	—	961	1,648	3,026	33,941	3,591	—	—	—
Income Assistance - Program Management	194,598	134,934	—	34,273	—	169,207	—	961	1,648	3,026	33,941	3,581	—	—	—
Temporary Assistance	703,312	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Disability Assistance	2,103,535	1,702	—	432	—	2,134	—	—	—	—	—	—	—	—	—
Supplementary Assistance	500,724	—	—	—	—	—	—	—	—	—	—	10	—	—	—
Employment	30,897	16,560	—	4,206	—	20,766	—	75	30	25	259	217	—	—	—
Employment Programs	30,896	1,561	—	396	—	1,957	—	—	—	—	—	—	—	—	—
Labour Market Development Agreement	1	14,999	—	3,810	—	18,809	—	75	30	25	259	217	—	—	—
Community Living Services	1,626,906	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Employment and Assistance Appeal Tribunal	1,945	876	23	222	—	1,121	519	22	—	150	12	130	—	5	—
Executive and Support Services	14,055	8,329	110	2,154	96	10,689	233	227	2	60	302	780	—	—	—
Minister's Office	941	614	—	195	96	905	—	81	—	—	10	24	—	—	—
Corporate Services	13,114	7,715	110	1,959	—	9,784	233	146	2	60	292	756	—	—	—

Total	5,175,972	162,401	133	41,287	96	203,917	752	1,285	1,680	3,261	34,514	4,718	—	5	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
312	—	13,615	68	57,162	4,504	3,543,953	162,495	3,710,952	—	—	4,240	4,240	—	(29,882)	(29,882)	—	(20,914)	(20,914)	3,892,899
312	—	13,615	68	57,152	—	—	35	35	—	—	100	100	—	(29,880)	(29,880)	—	(150)	(150)	196,464
—	—	—	—	—	—	965,999	—	965,999	—	—	1,101	1,101	—	(1)	(1)	—	(550)	(550)	966,549
—	—	—	—	—	—	2,215,311	—	2,215,311	—	—	1	1	—	—	—	—	(13,014)	(13,014)	2,204,432
—	—	—	—	10	4,504	362,643	162,460	529,607	—	—	3,038	3,038	—	(1)	(1)	—	(7,200)	(7,200)	525,454
48	—	18	1,758	2,430	—	—	290,471	290,471	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(296,204)	(296,204)	31,126
—	—	—	—	—	—	—	29,168	29,168	—	—	—	—	—	—	—	—	—	—	31,125
48	—	18	1,758	2,430	—	—	261,303	261,303	—	—	14,867	14,867	—	(1,204)	(1,204)	—	(296,204)	(296,204)	1
—	—	—	—	—	—	—	1,806,808	1,806,808	—	—	1	1	—	—	—	—	(1)	(1)	1,806,808
—	—	—	—	838	—	—	—	—	—	—	1	1	—	(1)	(1)	—	—	—	1,959
200	—	200	200	2,204	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	14,324
—	—	—	—	115	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,020
200	—	200	200	2,089	—	—	—	—	—	—	1,472	1,472	—	(1)	(1)	—	(40)	(40)	13,304

560	—	13,833	2,026	62,634	4,504	3,543,953	2,259,774	5,808,231	—	—	20,581	20,581	—	(31,088)	(31,088)	—	(317,159)	(317,159)	5,747,116

MINISTRY OF TOURISM, ARTS, CULTURE AND SPORT

($000)

VOTE 44 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Tourism Sector Strategy	25,908	7,073	40	1,796	—	8,909	5	79	—	142	87	51	—	1	—
Arts and Culture	41,417	4,663	10	1,184	—	5,857	45	47	6	113	209	102	—	—	—
Arts and Culture	38,965	2,733	6	694	—	3,433	45	37	6	113	174	82	—	—	—
Community Gaming Grants	2,452	1,930	4	490	—	2,424	—	10	—	—	35	20	—	—	—
Sport and Creative Sector	27,117	4,068	—	1,033	—	5,101	—	174	421	535	72	151	—	—	1
Sport	23,480	3,739	—	949	—	4,688	—	165	420	520	70	150	—	—	1
Creative Sector	3,637	329	—	84	—	413	—	9	1	15	2	1	—	—	—
Transfers to Crown Corporations and Agencies	86,581	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Games Society	2,228	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	8,388	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Destination BC Corp.	56,268	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Knowledge Network Corporation	6,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	13,086	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Executive and Support Services	2,504	1,465	—	403	78	1,946	—	175	—	87	117	70	—	—	36
Minister's Office	852	515	—	163	78	756	—	136	—	—	10	22	—	—	—
Corporate Services	1,652	950	—	240	—	1,190	—	39	—	87	107	48	—	—	36

Total	183,527	17,269	50	4,416	78	21,813	50	475	427	877	485	374	—	1	37

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
BC Arts and Culture Endowment special account	4,230	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Physical Fitness and Amateur Sports Fund	1,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	5,430	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	28	—	393	3,200	—	18,148	21,348	—	—	11	11	—	(1)	(1)	(1)	(4,546)	(4,547)	26,113
—	—	—	—	522	166,171	—	9,092	175,263	—	—	8	8	(1)	(1)	(2)	(1)	(140,001)	(140,002)	41,646
—	—	—	—	457	26,171	—	9,092	35,263	—	—	7	7	(1)	(1)	(2)	(1)	(1)	(2)	39,156
—	—	—	—	65	140,000	—	—	140,000	—	—	1	1	—	—	—	—	(140,000)	(140,000)	2,490
3	—	33	—	1,390	6,029	—	15,454	21,483	—	—	3	3	(1)	(1)	(2)	(1)	(735)	(736)	27,239
3	—	33	—	1,362	6,029	—	12,239	18,268	—	—	3	3	(1)	(1)	(2)	(1)	(734)	(735)	23,584
—	—	—	—	28	—	—	3,215	3,215	—	—	—	—	—	—	—	—	(1)	(1)	3,655
—	—	—	—	—	6,611	—	81,821	88,432	—	—	—	—	—	—	—	—	—	—	88,432
—	—	—	—	—	—	—	2,242	2,242	—	—	—	—	—	—	—	—	—	—	2,242
—	—	—	—	—	—	—	9,897	9,897	—	—	—	—	—	—	—	—	—	—	9,897
—	—	—	—	—	—	—	56,431	56,431	—	—	—	—	—	—	—	—	—	—	56,431
—	—	—	—	—	6,611	—	—	6,611	—	—	—	—	—	—	—	—	—	—	6,611
—	—	—	—	—	—	—	13,251	13,251	—	—	—	—	—	—	—	—	—	—	13,251
187	—	—	—	672	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	2,618
—	—	—	—	168	—	—	—	—	—	—	—	—	—	—	—	—	—	—	924
187	—	—	—	504	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	1,694

190	—	61	—	2,977	182,011	—	124,515	306,526	—	—	25	25	(2)	(4)	(6)	(4)	(145,283)	(145,287)	186,048

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	4,229	—	—	4,229	1	—	—	1	—	—	—	—	—	—	4,230
—	—	—	—	—	—	—	1,199	1,199	1	—	—	1	—	—	—	—	—	—	1,200

—	—	—	—	—	4,229	—	1,199	5,428	2	—	—	2	—	—	—	—	—	—	5,430

MINISTRY OF TRANSPORTATION AND TRANSIT

($000)

VOTE 45 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Transportation and Infrastructure Improvements	28,497	71,189	101	18,081	—	89,371	—	5,777	4,703	469,436	11,646	2,343	—	11	351,448
Transportation Policy and Programs	24,494	4,467	—	1,134	—	5,601	—	48	12	341	32	120	—	—	—
Transportation Investments	1	60,048	76	15,253	—	75,377	—	5,524	4,250	465,472	8,760	2,028	—	8	348,310
Partnerships	1	2,274	—	577	—	2,851	—	85	387	3,392	1,158	87	—	3	3,138
Port and Airport Development	2,832	2,116	25	537	—	2,678	—	45	22	38	20	65	—	—	—
Enhancing Economic Development	1,169	2,284	—	580	—	2,864	—	75	32	193	1,676	43	—	—	—
Public Transportation	373,351	4,923	8	1,251	—	6,182	—	132	551	364,577	174	135	—	—	400,368
Public Transit	165,437	4,923	8	1,251	—	6,182	—	132	551	364,577	174	135	—	—	147,596
Coastal Ferry Services	207,914	—	—	—	—	—	—	—	—	—	—	—	—	—	252,772
Highway Operations	705,235	48,016	1,631	12,371	—	62,018	—	1,530	15	1,769	7,595	1,050	—	98	718,561
Maintenance and Operations	642,980	24,527	1,426	6,405	—	32,358	—	878	15	1,675	5,672	706	—	58	668,866
Commercial Vehicle Safety and Enforcement	32,257	22,640	205	5,751	—	28,596	—	632	—	15	1,919	333	—	40	303
Inland Ferries	29,998	849	—	215	—	1,064	—	20	—	79	4	11	—	—	49,392
Commercial Transportation Regulation	1,969	4,387	2	1,115	—	5,504	—	133	50	1	847	96	—	—	10
Container Trucking Commissioner	1	610	—	155	—	765	—	25	50	1	12	35	—	—	10
Passenger Transportation Branch	1,968	3,777	2	960	—	4,739	—	108	—	—	835	61	—	—	—
Executive and Support Services	26,387	20,978	32	5,389	78	26,477	—	527	4,643	2,271	4,565	680	—	5	5
Minister's Office	1,082	795	—	234	78	1,107	—	121	—	—	10	23	—	—	—
Corporate Services	25,305	20,183	32	5,155	—	25,370	—	406	4,643	2,271	4,555	657	—	5	5

Total	1,135,439	149,493	1,774	38,207	78	189,552	—	8,099	9,962	838,054	24,827	4,304	—	114	1,470,392

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
42,505	2,048,464	—	1,221	2,937,554	—	—	36,498	36,498	—	—	525	525	—	(1)	(1)	(3,030,852)	(4,538)	(3,035,390)	28,557
—	—	—	—	553	—	—	20,065	20,065	—	—	15	15	—	—	—	(1,108)	(622)	(1,730)	24,504
42,505	2,039,352	—	10	2,916,219	—	—	8,433	8,433	—	—	285	285	—	(1)	(1)	(2,996,811)	(3,501)	(3,000,312)	1
—	9,112	—	1,211	18,573	—	—	—	—	—	—	204	204	—	—	—	(21,212)	(415)	(21,627)	1
—	—	—	—	190	—	—	8,000	8,000	—	—	4	4	—	—	—	(8,000)	—	(8,000)	2,872
—	—	—	—	2,019	—	—	—	—	—	—	17	17	—	—	—	(3,721)	—	(3,721)	1,179
1	1,586,722	—	—	2,352,660	—	—	628,274	628,274	—	—	4	4	—	(12,033)	(12,033)	(2,246,472)	(332,980)	(2,579,452)	395,635
1	1,586,722	—	—	2,099,888	—	—	628,274	628,274	—	—	4	4	—	(1)	(1)	(2,246,472)	(300,154)	(2,546,626)	187,721
—	—	—	—	252,772	—	—	—	—	—	—	—	—	—	(12,032)	(12,032)	—	(32,826)	(32,826)	207,914
2,864	56,012	5,477	619	795,590	—	—	—	—	—	—	509	509	—	(1)	(1)	(113,356)	(6,015)	(119,371)	738,745
182	56,012	3,999	271	738,334	—	—	—	—	—	—	292	292	—	(1)	(1)	(92,808)	(1,760)	(94,568)	676,415
2,682	—	1,478	348	7,750	—	—	—	—	—	—	216	216	—	—	—	—	(4,255)	(4,255)	32,307
—	—	—	—	49,506	—	—	—	—	—	—	1	1	—	—	—	(20,548)	—	(20,548)	30,023
363	—	765	80	2,345	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(12,704)	(12,704)	1,979
—	—	—	80	213	—	—	—	—	—	—	—	—	—	—	—	—	(977)	(977)	1
363	—	765	—	2,132	—	—	6,822	6,822	—	—	13	13	—	(1)	(1)	—	(11,727)	(11,727)	1,978
25	—	1	190	12,912	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(10,150)	(595)	(10,745)	26,900
—	—	—	—	154	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,261
25	—	1	190	12,758	—	—	—	—	—	—	212	212	—	(1,956)	(1,956)	(10,150)	(595)	(10,745)	25,639

45,758	3,691,198	6,243	2,110	6,101,061	—	—	671,594	671,594	—	—	1,263	1,263	—	(13,992)	(13,992)	(5,400,830)	(356,832)	(5,757,662)	1,191,816

MINISTRY OF WATER, LAND AND RESOURCE STEWARDSHIP

($000)

VOTE 46 Ministry Operations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Land Use Planning and Cumulative Effects	39,724	19,504	111	4,953	—	24,568	—	323	—	1,362	160	179	—	1	70
Resource Stewardship	37,547	20,002	66	5,081	—	25,149	—	329	—	4,358	149	313	—	2	141
Water, Fisheries and Coast	22,460	13,578	56	3,447	—	17,081	—	262	—	13,345	99	440	—	—	74
Natural Resource Information and Digital Services	29,716	32,952	50	8,369	—	41,371	—	183	—	3,425	6,687	429	—	1	26
Reconciliation, Lands and Natural Resource Policy	14,874	7,234	1	1,838	—	9,073	—	243	—	4,701	42	130	—	—	6
Permitting Transformation	44,523	33,389	17	8,482	—	41,888	—	649	—	716	365	726	—	1	133
Executive and Support Services	30,105	26,218	694	6,684	60	33,656	—	267	—	968	12,735	3,374	—	—	278
Minister's Office	876	587	—	172	60	819	—	100	—	—	12	17	—	—	—
Corporate Services	29,229	25,631	694	6,512	—	32,837	—	167	—	968	12,723	3,357	—	—	278

Total	218,949	152,877	995	38,854	60	192,786	—	2,256	—	28,875	20,237	5,591	—	5	728

Statutory Appropriations

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Crown Land special account	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	500	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
50	—	41	—	2,186	—	—	15,134	15,134	—	—	8	8	—	(88)	(88)	(1)	(1,890)	(1,891)	39,917
300	—	30	4	5,626	42	—	7,980	8,022	—	—	8	8	—	(108)	(108)	(1)	(935)	(936)	37,761
149	—	30	4	14,403	233	—	1,235	1,468	—	—	50,006	50,006	—	(87)	(87)	(1)	(60,262)	(60,263)	22,608
16	—	118	—	10,885	—	—	5	5	—	—	18	18	—	(20,468)	(20,468)	—	(1,677)	(1,677)	30,134
15	—	5	—	5,142	—	—	750	750	—	—	2	2	—	(1)	(1)	(1)	(1)	(2)	14,964
391	47	—	—	3,028	—	—	—	—	—	—	—	—	—	(1)	(1)	(1)	(1)	(2)	44,913
1,111	—	1,207	200	20,140	—	—	—	—	—	—	1,748	1,748	—	(25,021)	(25,021)	(1)	(1)	(2)	30,521
—	—	—	—	129	—	—	—	—	—	—	31	31	—	—	—	—	—	—	979
1,111	—	1,207	200	20,011	—	—	—	—	—	—	1,717	1,717	—	(25,021)	(25,021)	(1)	(1)	(2)	29,542

2,032	47	1,431	208	61,410	275	—	25,104	25,379	—	—	51,790	51,790	—	(45,774)	(45,774)	(6)	(64,767)	(64,773)	220,818
																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	97,181	—	—	97,181	—	—	500	500	—	—	—	—	(97,181)	(97,181)	500

—	—	—	—	—	97,181	—	—	97,181	—	—	500	500	—	—	—	—	(97,181)	(97,181)	500

MANAGEMENT OF PUBLIC FUNDS AND DEBT

($000)

VOTE 47 Management of Public Funds and Debt

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Borrowing for Government Operating and Capital Funding	1,976,471	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Borrowing for Relending to Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Financial Agreements Entered into on Behalf of Government Bodies	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Warehouse Borrowing Program	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1,976,474	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	2,746,917	15,700	2,762,617	—	—	—	(500)	—	(500)	2,762,117
—	—	—	—	—	—	—	—	—	—	—	2,147,600	2,147,600	—	—	—	(927,100)	(1,220,499)	(2,147,599)	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1

—	—	—	—	—	—	—	—	—	—	2,746,917	2,163,302	4,910,219	—	—	—	(927,600)	(1,220,499)	(2,148,099)	2,762,120

OTHER APPROPRIATIONS

($000)

VOTE 48 Contingencies

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
General Programs	3,885,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,885,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 49 Capital Funding

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Capital Funding	6,665,197	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Schools	1,046,194	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Health Facilities	3,529,550	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Housing	735,275	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Post-secondary Institutions	1,107,256	—	—	—	—	—	—	—	—	—	—	—	—	—	—
B.C. Pavilion Corporation	10,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Royal British Columbia Museum	136,922	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Capital Projects	100,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	6,665,197	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	4,000,001	4,000,001	—	—	—	—	(1)	(1)	4,000,000

—	—	—	—	—	—	—	—	—	—	—	4,000,001	4,000,001	—	—	—	—	(1)	(1)	4,000,000

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	7,258,544	7,258,544	—	—	7	7	—	—	—	—	(7)	(7)	7,258,544
—	—	—	—	—	—	—	1,389,634	1,389,634	—	—	1	1	—	—	—	—	(1)	(1)	1,389,634
—	—	—	—	—	—	—	3,997,516	3,997,516	—	—	1	1	—	—	—	—	(1)	(1)	3,997,516
—	—	—	—	—	—	—	688,425	688,425	—	—	1	1	—	—	—	—	(1)	(1)	688,425
—	—	—	—	—	—	—	929,646	929,646	—	—	1	1	—	—	—	—	(1)	(1)	929,646
—	—	—	—	—	—	—	59,222	59,222	—	—	1	1	—	—	—	—	(1)	(1)	59,222
—	—	—	—	—	—	—	94,101	94,101	—	—	1	1	—	—	—	—	(1)	(1)	94,101
—	—	—	—	—	—	—	100,000	100,000	—	—	1	1	—	—	—	—	(1)	(1)	100,000

—	—	—	—	—	—	—	7,258,544	7,258,544	—	—	7	7	—	—	—	—	(7)	(7)	7,258,544

OTHER APPROPRIATIONS

($000)

VOTE 50 Commissions on Collection of Public Funds

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Commissions on Collection of Public Funds	89,568	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	400	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Climate Solutions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Parks	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	81,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	366	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	946	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Municipal Affairs	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Infrastructure	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mining and Critical Minerals	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	5,480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	480	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Transit	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	881	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(89,567)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	91,770	91,770	—	—	—	—	—	—	91,770
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	400	400	—	—	—	—	—	—	400
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	83,000	83,000	—	—	—	—	—	—	83,000
—	—	—	—	—	—	—	—	—	—	—	366	366	—	—	—	—	—	—	366
—	—	—	—	—	—	—	—	—	—	—	946	946	—	—	—	—	—	—	946
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	5,680	5,680	—	—	—	—	—	—	5,680
—	—	—	—	—	—	—	—	—	—	—	480	480	—	—	—	—	—	—	480
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	881	881	—	—	—	—	—	—	881
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(91,770)	—	(91,770)	(91,769)

—	—	—	—	—	—	—	—	—	—	—	91,771	91,771	—	—	—	(91,770)	—	(91,770)	1

OTHER APPROPRIATIONS

($000)

VOTE 51 Allowances for Doubtful Revenue Accounts

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Allowances for Doubtful Revenue Accounts	61,962	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Agriculture and Food	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Attorney General	2,437	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Children and Family Development	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Citizens' Services	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Education and Child Care	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Emergency Management and Climate Readiness	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Energy and Climate Solutions	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Environment and Parks	50	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Finance	36,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Forests	5,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Health	4,502	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Housing and Municipal Affairs	2	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Indigenous Relations and Reconciliation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Infrastructure	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Jobs, Economic Development and Innovation	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Labour	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Mining and Critical Minerals	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Post-Secondary Education and Future Skills	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Public Safety and Solicitor General	4,470	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Social Development and Poverty Reduction	8,029	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Tourism, Arts, Culture and Sport	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Transportation and Transit	10	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Ministry of Water, Land and Resource Stewardship	602	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Recoveries	(61,961)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	1	—	—	—	—	—	—	—	—	—	—	—	—	—	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	—	—	—	—	—	107,978	107,978	—	—	—	—	—	—	107,978
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	2,437	2,437	—	—	—	—	—	—	2,437
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	50	50	—	—	—	—	—	—	50
—	—	—	—	—	—	—	—	—	—	—	82,814	82,814	—	—	—	—	—	—	82,814
—	—	—	—	—	—	—	—	—	—	—	5,000	5,000	—	—	—	—	—	—	5,000
—	—	—	—	—	—	—	—	—	—	—	4,502	4,502	—	—	—	—	—	—	4,502
—	—	—	—	—	—	—	—	—	—	—	2	2	—	—	—	—	—	—	2
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	4,470	4,470	—	—	—	—	—	—	4,470
—	—	—	—	—	—	—	—	—	—	—	8,029	8,029	—	—	—	—	—	—	8,029
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	—	—	—	1
—	—	—	—	—	—	—	—	—	—	—	10	10	—	—	—	—	—	—	10
—	—	—	—	—	—	—	—	—	—	—	602	602	—	—	—	—	—	—	602
—	—	—	—	—	—	—	—	—	—	—	1	1	—	—	—	(107,978)	—	(107,978)	(107,977)

—	—	—	—	—	—	—	—	—	—	—	107,979	107,979	—	—	—	(107,978)	—	(107,978)	1

OTHER APPROPRIATIONS

($000)

VOTE 52 Tax Transfers

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Personal Tax Transfers	2,223,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Climate Action Tax Credit	1,022,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
BC Family Benefit	664,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Renters Tax Credit	279,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales Tax Credit	50,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Small Business Venture Capital Tax Credit	40,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Personal Income Tax Credits	167,200	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate Tax Transfers	1,269,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Film and Television Tax Credit	162,500	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Production Services Tax Credit	746,800	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Scientific Research and Experimental Development Tax Credit	116,300	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interactive Digital Media Tax Credit	140,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Clean Buildings Tax Credit	20,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other Corporate Income Tax Credits	83,400	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	3,492,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—

VOTE 53 Forest Practices Board

	Total
	2024/25					Total
	Operating					Salaries and
Description	Expenses	50	51	52	54	Benefits	55	57	59	60	63	65	67	68	69
Forest Practices Board	3,991	2,214	—	562	—	2,776	90	155	—	175	400	130	—	10	—

Total	3,991	2,214	—	562	—	2,776	90	155	—	175	400	130	—	10	—

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
—	—	—	—	—	—	2,037,000	—	2,037,000	—	—	—	—	—	—	—	—	—	—	2,037,000
—	—	—	—	—	—	1,025,000	—	1,025,000	—	—	—	—	—	—	—	—	—	—	1,025,000
—	—	—	—	—	—	582,000	—	582,000	—	—	—	—	—	—	—	—	—	—	582,000
—	—	—	—	—	—	206,000	—	206,000	—	—	—	—	—	—	—	—	—	—	206,000
—	—	—	—	—	—	45,000	—	45,000	—	—	—	—	—	—	—	—	—	—	45,000
—	—	—	—	—	—	45,000	—	45,000	—	—	—	—	—	—	—	—	—	—	45,000
—	—	—	—	—	—	134,000	—	134,000	—	—	—	—	—	—	—	—	—	—	134,000
—	—	—	—	—	—	1,371,000	—	1,371,000	—	—	—	—	—	—	—	—	—	—	1,371,000
—	—	—	—	—	—	162,500	—	162,500	—	—	—	—	—	—	—	—	—	—	162,500
—	—	—	—	—	—	861,800	—	861,800	—	—	—	—	—	—	—	—	—	—	861,800
—	—	—	—	—	—	121,300	—	121,300	—	—	—	—	—	—	—	—	—	—	121,300
—	—	—	—	—	—	141,300	—	141,300	—	—	—	—	—	—	—	—	—	—	141,300
—	—	—	—	—	—	1,000	—	1,000	—	—	—	—	—	—	—	—	—	—	1,000
—	—	—	—	—	—	83,100	—	83,100	—	—	—	—	—	—	—	—	—	—	83,100

—	—	—	—	—	—	3,408,000	—	3,408,000	—	—	—	—	—	—	—	—	—	—	3,408,000

																			Total
				Total				Total				Total			Total			Total	2025/26
				Operating				Govt				Other			Internal			External	Operating
70	72	73	75	Costs	77	79	80	Transfers	81	83	85	Expenses	86	88	Recoveries	89	90	Recoveries	Expenses
167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,162

167	—	—	259	1,386	—	—	—	—	—	—	3	3	—	(1)	(1)	(1)	(1)	(2)	4,162

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EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS

OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the Estimates and the Supplement to the Estimates based on a group account classification system.

Each group account represents a broad category of expenses and is composed of several specific components termed standard object of expense. These specific components are presented in the Supplement to the Estimates and are then aggregated into the group account classification totals shown in the Estimates. This group account classification system is described below.

SALARIES AND BENEFITS

50	Base Salaries – includes the cost of the base salaries, overtime pay, and lump sum payments for all permanent and temporary direct employees of the government.

51	Supplementary Salary Costs – includes the cost of extra pay for certain types of work, such as shift differentials, premiums, and allowances.

52	Employee Benefits – includes the cost of employer contributions to employee benefit plans, pensions, and other expenses related to employee salaries. Other benefits paid by the employer, such as relocation and transfer expenses, are also included.

54	Legislative Salaries and Indemnities – includes the cost of the annual Members of the Legislative Assembly (MLA) indemnity and supplementary salaries as authorized under section 4 of the Members’ Remuneration and Pensions Act. Salaries for the officers of the Legislature are also included.

OPERATING COSTS

55	Boards, Commissions and Courts – Fees and Expenses – includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

57	Public Servant Travel – includes travel expenses of direct government employees and officials on government business, including prescribed allowances.

59	Centralized Management Support Services – includes central agency charges to ministries for services such as legal services.

60	Professional Services – includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

63	Information Systems – Operating – includes all contract fees and costs related to data, voice, image, and text processing operations and services, such as data and word processing, data communications charges, supplies, repairs, maintenance, and short-term rentals of information processing equipment.

65	Office and Business Expenses – includes supplies and services required for the operation of offices.

67	Informational Advertising and Publications – includes costs associated with non-statutory advertising and general publications.

68	Statutory Advertising and Publications – includes costs associated with special notices and publications required by statute and regulations.

69	Utilities, Materials and Supplies – includes the cost of services such as the supply of water and electricity, materials, and supplies required for normal operation of government services and food for institutions.

70	Operating Equipment and Vehicles – includes the costs associated with the repair and maintenance of government vehicles and operating machinery and equipment.

72	Non-Capital Roads and Bridges – includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

73	Amortization – includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

75	Building Occupancy Charges – includes payments to the private sector for the rental and/or maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.

GOVERNMENT TRANSFERS

77	Transfers – Grants – includes payments to individuals, businesses, non-profit associations, and other entities which may include stipulations as to the use of the funds and which are not entitlements or shared cost arrangements.

79	Transfers – Entitlements – includes payments to individuals, businesses, and other entities where eligible recipients must be paid under statute or regulation once they meet all eligibility criteria, if any, outlined in the statute or regulation.

80	Transfers – Shared Cost Arrangements – includes payments that are reimbursements to individuals, businesses, and other entities under the terms of a contract or agreement.

EXPLANATORY NOTES ON THE GROUP ACCOUNT CLASSIFICATIONS continued

OTHER EXPENSES

81	Transfers Between Votes and Special Accounts – includes transfers (payments) between a vote and a special account.

83	Interest on the Public Debt – includes only interest payments on the direct provincial debt borrowed for government purposes.

85	Other Expenses – includes expenses, such as financing costs, valuation allowances, and other expenses, which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

86	Recoveries Between Votes and Special Accounts – includes recoveries between a vote and a special account.

88	Recoveries Within the Consolidated Revenue Fund – includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

89	Recoveries Within the Government Reporting Entity – includes costs and amounts recovered from government corporations, organizations, and agencies; the offset for commissions paid for the collection of government revenues and accounts; and the write-off of uncollectible revenue-related accounts.

90	Recoveries External to the Government Reporting Entity – includes costs and amounts recovered from other governments and non-government organizations.

CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented based on the category of asset acquired. The categorization of assets is described below.

Land – includes the purchased or acquired value for parks and other recreation land, land directly associated with capitalized infrastructure (buildings, ferries, and bridges), but does not include land held for resale.

Land Improvements – includes the capital cost of improvements to dams and water management systems and recreation areas.

Buildings – includes the purchase, construction, or major improvement of buildings owned by the Consolidated Revenue Fund.

Specialized Equipment – includes the purchase or capital lease cost of heavy equipment, such as tractors and trailers, as well as telecommunications relay towers and switching equipment.

Office Furniture and Equipment – includes the cost or capital lease cost of office furniture and equipment.

Vehicles – includes the purchase or capital lease cost of passenger, light truck, and utility vehicles.

Information Systems – includes the purchase or capital lease cost of mainframe and other systems hardware, software, and related equipment.

Tenant Improvements – includes the cost or capital lease cost of improvements to leased space.

Roads – includes the capital costs for construction or major improvements of roads, highways, bridges, and ferries.

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